UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2015

Fund Adviser:

Pekin Singer Strauss Asset Management

161 N. Clark Street, Suite 2200

Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

April 17, 2015

Dear Appleseed Shareholder,

“At a flea market, I always head for the junk jewelry table first.”

– Ethel Merman

Etsy is an online marketplace for handmade and vintage objects, and we have at least one jewelry-maker shareholder who has had a fair amount of success marketing her handmade wares through the Etsy platform. Etsy’s business has grown at a rapid pace in recent years, and, as we are writing this letter, the company has offered its shares to the public market through an IPO. Etsy (NASDAQ: ETSY) opened trading at $31 per share, suggesting a valuation of $3.4 billion.

Having generated $196 million in revenues and nearly $2 billion in gross merchandise sales during 2014, Etsy’s implied valuation represents a price/sales multiple of almost eighteen times, which is an eye-popping valuation multiple, more than double that of established online marketplaces such as eBay and Amazon. We are not able to calculate Etsy’s price/earnings multiple, because the company has yet to produce any earnings. From biotech companies to still-unprofitable vintage jewelry websites, growth stocks are the current investment rage - value be damned! For Etsy’s venture capital investors, everything is coming up roses. For investors who bought Etsy shares at the IPO, we suspect a different outcome.1

In our last shareholder letter, we discussed the principles of value investing at length, which correspond closely to the principles of our investing approach. In summary, they include the following: 1) focus on downside protection; 2) act contrarian; 3) watch leverage; 4) be patient; 5) seek a margin of safety; and 6) be wary of the expression, “this time is different.”

These investing principles are the bedrock to value investors. Absent these, there is no telling what kind of imprudent capital allocation decisions could be made through a lack of discipline. In the short run, fashion matters to investors,

[1]	University of Florida Professor Jay Ritter has examined the returns of every U.S. IPO since 1970. Excluding the first-day returns, Ritter’s research has demonstrated that the total returns from IPO-ed companies have underperformed the total investment return of other firms of similar size by an average of 3.3% annually during their first five years of trading in the public markets.

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and companies like Etsy are without a doubt very fashionable among investors. In the long run, however, the investment record suggests that value will out. Long-term, cash flows and earnings drive valuations – not eyeballs or fashion.

Ibbotson Associates, an asset allocation research consultancy, provides historical data that demonstrates that value stocks have generated considerable outperformance over the long-term.[2] Between 1927 and 2014, large cap value stocks have outperformed large cap growth stocks by an average of 2.0% per annum, while small cap value stocks have outperformed small cap growth stocks by an average of 4.4% per annum.

While this difference in annual performance might seem to matter little at first glance, over long periods of time, the difference in performance between value and growth has compounded in a meaningful way, to the benefit of the value investor and to the detriment of the growth investor. Put simply, on a historical basis, value investing rewards investors who stick to a value discipline over long periods of time. In the two charts to the right, we show the current value of $100 invested beginning in 1927 using large cap value and large cap growth investment strategies. By 2014, the large cap value investor ends up nearly $1 million better off than the large cap growth

[2]	“Value stocks” in the Ibbotson data are defined by stocks with low price/book ratios, while “growth stocks” are defined by stocks with high price/book ratios.

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investor from just a $100 initial investment! Clearly there is a historically compelling rationale for disciplined long-term investors to purchase their stocks from the value jewelry table.

Unfortunately for value investors, the tendency for value stocks to outperform growth stocks is not at all an every-year occurrence. There have been numerous multi-year periods of time since 1927 when Mr. Market has shown a far greater appreciation for fashionable growth stocks than for value stocks.

For example, during the tech bubble of 1993-1999, technology investing was all the rage, and growth stocks far outperformed value stocks. A $100 investment in 1993 would have appreciated by the end of 1999 to $389 in large cap growth stocks, whereas that same investment would have appreciated to just $225 in large cap value stocks. For value investors, 1993-1999 was a challenging era. Similarly, since 2007, growth stocks have taken the pole position once again, outperforming value stocks by an average of almost 5% per annum between 2007 and 2014. A sum of $100 invested in 2007 appreciated to $201 in large cap growth stocks by 2014, versus just $139 in large cap value stocks.

Two important takeaways jump out from this analysis. First, an investment portfolio of fashionable growth stocks can outperform for multi-year periods of time, as it has since 2007, trying value investors’ patience, ourselves included. Second, and most important, long-term investors have been far better off investing in value stocks. Put simply and repetitively: a patient and disciplined value investment strategy has historically been superior, but it requires patience and discipline.

Bond Yields (Still) Declining

If being wary of the expression “this time is different” facilitates better investment decisions, what then does one make of recent, unprecedented developments in the bond markets?

Let’s take a moment to review the current insanity in the fixed income markets. Bond yields have continued to decline (and bond prices have continued to climb), even to the point that more than 50% of sovereign bonds are currently yielding less than 1%, and more than 15% of the sovereign bonds outstanding are currently trading with a negative interest rate. Owning a bond with a negative interest rate means that an investor who buys a ten-year Swiss

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bond, for example, and then holds that bond to maturity, will generate a negative return on that investment! The yields depicted in the table to the right represent historic lows for most countries, despite high levels of indebtedness for most of them.

Besides Switzerland, other European countries, such as Germany, France, and the Netherlands, also have bond issues that are trading at negative yields. Switzerland-domiciled Nestle recently offered a corporate bond issue due in 2016 at a negative interest rate, and Danish banks are offering mortgages with negative interest rates. With negative bond yields across much of Europe, it makes enormous sense (in hindsight) that the Euro has been declining in value as capital flees to the U.S. dollar seeking better returns.

Sovereign Bond Yields

	Maturity
Country	5-Year	10-Year	30-Year
USA	0.84%	1.88%	2.53%
UK	0.56%	1.58%	2.29%
France	-0.07%	0.36%	0.99%
Germany	-0.15%	0.11%	0.53%
Japan	0.08%	0.32%	1.34%
Switzerland	-0.44%	-0.14%	0.21%
Spain	0.54%	1.27%	2.14%
Italy	0.46%	1.24%	2.16%

Source: FactSet, 4/15/15.

One of the basic tenets of finance is that investors require a (positive) return on their investment as payment for giving up the use of their capital. The current bond market appears to be breaking this fundamental, time-tested tenet. What rational investor would purchase a Swiss ten-year bond that trades at a negative yield to maturity? Could long-term yields go negative in the United States?

The answer is that negative yields are being driven by central banks, not investment fundamentals. Beginning this year, central banks are purchasing sovereign bonds at a faster rate than countries can issue them. With demand by central bank buyers, such as the Bank of Japan and the European Central Bank, outstripping the supply provided by government bond issuers, bond prices have increased and yields have decreased, even to the point where bond yields in several countries have turned negative. In addition, captive investors such as banks and insurance companies are purchasing sovereign bonds to meet regulatory requirements, regardless of price and yield.

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Needless to say, the combination of monetary stimulus and liquidity-promoting regulatory requirements has created enormous distortions in the bond and currency markets, and the unintended consequences from such unprecedented actions have yet to be fully seen. Furthermore, we expect that this low-to-negative-yielding environment will continue until central banks’ policies reverse course or until something breaks, whichever comes first. We are watching what is happening in the bond markets with trepidation. In this environment, it seems imprudent to do anything other than remain highly diversified across asset classes for most investors. It makes sense to have an allocation to undervalued stocks, because declining bond yields will continue to chase investors out of bonds and into stocks. It makes sense to own cash and low duration bonds (that generate a positive yield), because if and when central banks reverse course, it will be advantageous to have dry powder ready to put to work. And, it makes sense to own gold, real estate, and other real assets, just in case something untoward breaks amid the seemingly endless monetary experimentation on the part of central banks.

Appleseed Performance and Portfolio Changes

During the first three months of 2015, Appleseed Fund Investor Class shares generated a 2.60% total return, exceeding the 2.31% return of the MSCI World Index. Appleseed Fund Investor Class shares have generated a 7.30% annual return since inception in 2006, exceeding the annual return of the MSCI World Index by 3.06%. During the quarter, the most significant contributors to performance were Adidas, McDermott, and Western Union, while the most significant detractors were Rentech, Titan International, and FTD Companies. Our bonds, cash, and gold generated approximately flat performance during the quarter.

We recently sold our Avon holdings for a loss, due to the company’s ongoing business challenges, which have only increased over the past several years, and a deteriorating balance sheet. One of our more recent investments, Adidas, has a similar exposure to emerging market consumers, but with a stronger brand, a better balance sheet, and a highly profitable and growing business. Thus far, the trade-off has been a worthwhile one.

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We have been active on the research front this quarter, initiating three new equity positions, two of which are now among our top ten equity holdings. We have purchased shares of Verizon (VZ), Oaktree Capital Group (OAK), and MagicJack Vocaltech (CALL):

•	Oaktree Capital Group, LLC is a best-in-class alternative asset manager known primarily for its closed-end distressed debt funds. The company has built impressive track records across its investment strategies abiding by a distressed value strategy. As a leading alternative asset manager with an excellent reputation, Oaktree should grow revenues and assets under management as institutional investors continue to increase their exposure to this asset class. As Class A unit holders of Oaktree, we believe Appleseed shareholders should benefit as management grows total assets under management and invests these assets in ways that attempt to generate future returns for its funds. Because Oaktree is structured as a partnership, almost all of its profits are distributed to unit holders each year.

Given the relative newness of publicly-traded alternative asset managers like Oaktree, we believe the company is generally misunderstood by the market. As a result, we purchased units at a substantial discount to our estimated intrinsic value for Oaktree. With Oaktree, we will also be paid while we wait for the market to recognize its value. At the current unit price, we could receive an income yield in the 5-6% range (and growing) on average, although income distributions will undoubtedly fluctuate by quarter and by year.

•

Verizon is a Dow Industrial company that, together with AT&T, accounts for seventy cents of every dollar Americans spend on wireless phone service. As of the end of 2014, Verizon remains the industry leader with a 37% market share. Relative to the competition, Verizon boasts the nation’s best network coverage and its XLTE technology sets the benchmark for speed for the industry. Even more important, the company enjoys a tremendous scale advantage that allows it to generate attractive returns on capital. In this day and age, having a mobile device has become a virtual

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necessity. Furthermore, we expect that data consumption will continue to rise for years to come (to Verizon’s benefit), through increased use of tablets, increasing deployment of smart appliances, and enhanced connectivity in automobiles and other mobile devices. With continued growth in demand for data and a limited number of competitors, Verizon’s pricing power should remain strong in coming years.

We purchased Verizon at a below market multiple of earnings and cash flow and at a price that is lower than where the stock was trading in 1998. In addition, the Company pays a healthy 4.5% dividend, which appears to be secured by a fairly sticky stream of recurring monthly subscription revenues.

•	MagicJack sells voice-over-IP phone service to consumers at an incredibly affordable price of $3/month (talk about value…a few of us are customers too). The stock trades at approximately $7/share today, which compares to net cash of $4.24/share on its balance sheet. MagicJack historically generates positive free cash flow every quarter, but the company has struggled in recent years to grow its active subscriber base. Although renewals have improved, new device sales have remained disappointing. Management’s growth initiatives include new marketing campaigns (including a possible return of the late night infomercial), expanding device sales to Mexico, and monetizing its MagicJack app for mobile phones. It is hard to say whether any of these growth initiatives will work, but we believe our downside is protected by the depressed share price, a normalized double digit free cash flow yield, and a fortress-like balance sheet.

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As a result of these recent purchases, our allocation to equities increased to 62% at the end of the quarter. We obviously still hold a lot of dry powder that is ready to take advantage of a market correction, which has not occurred in quite a while.

Finally, we wish to tell you in all sincerity how privileged we all feel to have you as shareholders. We are as focused as we have ever been in generating attractive risk-adjusted returns for you.

Sincerely,

Joshua Strauss, CFA

William Pekin, CFA

Adam Strauss, CFA

At the end of the Fund’s reporting period on March 31, 2014, Teva Pharmaceuticals represented 6.4%, SK Telecom (SKM) represented 2.5%, Herbalife (HLF) represented 2.1%, Toyo Tanso (Tokyo: 5310) represented 3.8%, Avon Products (AVP) represented 3.2%, Nabors Industries (NBR) represented 1.9%, Tesco PLC (London: TSCO) represented 3.2%, and Staples (SPLS) represented 2.4% of the portfolio, respectively.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Diversification does not ensure a profit or guarantee against loss.

Investments in commodities such as gold may be affected by overall market movements, changes in interest rates, and other factors such as embargoes and international economic and political developments. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. These instruments may subject the Fund to greater volatility than investments in traditional securities.

The views and opinions expressed in this material are those of the authors. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this letter but are subject to change. There is no guarantee that any forecasts or opinions in this material will be realized. Information should not be construed as investment advice nor be considered a recommendation to buy, sell or hold any particular security.

You should consider the fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-800-470-1029.

Distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 (Member FINRA).

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INVESTMENT RESULTS – (Unaudited)

Total Returns*

(For the periods ended March 31, 2015)

			Average Annual Returns
	6 Months	One Year	Five Years	Since Inception**
Appleseed Fund - Investor Class	1.01%	-1.11%	6.19%	7.30%
MSCI World Index ***	3.35%	6.03%	10.01%	4.24%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 28, 2015, were 1.43% of average daily net assets for the Investor Class (1.30% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for each class (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class Only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary expenses; and any indirect expenses; such as acquired fund fees and expenses) do not exceed 0.95% of each Class’ average daily net assets through January 31, 2016. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three fiscal years; provided that the Fund is able to make the repayment without exceeding the 0.95% limitation. The expense cap may not be terminated prior to this date except by the Board of Trustees.

Total Returns*

(For the periods ended March 31, 2015)

			Average Annual Returns
	6 Months	One Year	Since Inception**
Appleseed Fund - Institutional Class	1.11%	-0.94%	7.74%
MSCI World Index ***	3.35%	6.03%	9.55%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 28, 2015, were 1.18% of average daily net assets for the Institutional Class (1.05% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for each class (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class Only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary expenses; and any indirect expenses; such as acquired fund fees and expenses) do not exceed 0.95% of each Class’ average daily net assets through January 31, 2016. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three fiscal years; provided that the Fund is able to make the repayment without exceeding the 0.95% limitation. The expense cap may not be terminated prior to this date except by the Board of Trustees.

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INVESTMENT RESULTS – continued (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Investor Class commenced operations on December 8, 2006. The Institutional class commenced operations on January 31, 2011.
***	The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-800-470-1029.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

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INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 8, 2006 (commencement of operations) for the Investor Class and held through March 31, 2015. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

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INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on January 31, 2011 (commencement of operations) for the Institutional Class and held through March 31, 2015. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

12

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The Appleseed Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser, Pekin Singer Strauss Asset Management. The investment objective of the Appleseed Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

13

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from October 1, 2014 to March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

14

SUMMARY OF FUND EXPENSES – continued (Unaudited)

Appleseed Fund - Investor Class	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period October 1, 2014 – March 31, 2015*
Actual	$1,000.00	$1,010.10	$6.08
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$6.10

*	Expenses are equal to the Investor Class annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Appleseed Fund - Institutional Class	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period October 1, 2014 – March 31, 2015*
Actual	$1,000.00	$1,011.10	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.85

*	Expenses are equal to the Institutional Class annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

15

APPLESEED FUND

SCHEDULE OF INVESTMENTS

March 31, 2015 (Unaudited)

	Shares	Fair Value
Common Stocks - 65.74%

Business Services - 2.68%
Sykes Enterprises, Inc. *	95,042	$2,361,794
Yusen Logistics Co. Ltd. (a)	365,300	4,529,507

		6,891,301

Consumer Discretionary - 6.11%
adidas AG (a)	120,000	9,497,154
FTD Companies, Inc. *	206,546	6,183,987

		15,681,141

Consumer Staples - 0.04%
Female Health Co./The	37,600	106,408

Energy - 5.38%
McDermott International, Inc. *	1,828,340	7,020,826
Nabors Industries Ltd. (a)	497,652	6,792,950

		13,813,776

Financials - 11.61%
Oaktree Capital Group LLC (b)	181,000	9,350,460
Sberbank of Russia ADR (a)	1,127,796	4,928,469
Western Union Co./The	313,953	6,533,362
Willis Group Holdings PLC (a)	187,144	9,016,598

		29,828,889

Health Care Services - 0.15%
PDI, Inc. *	278,618	376,134

Industrials - 9.34%
Aggreko PLC (a)	403,354	9,143,321
Titan International, Inc.	787,611	7,372,039
Toyo Tanso Co. Ltd. (a)	402,200	7,468,830

		23,984,190

Information Technology - 14.40%
Samsung Electronics Co. Ltd. (a)	9,000	11,689,576
ScanSource, Inc. *	89,200	3,625,980
Teradata Corp. *	234,200	10,337,588
Yahoo!, Inc. (c) *	254,900	11,326,481

		36,979,625

See accompanying notes which are an integral part of these financial statements.

16

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

March 31, 2015 (Unaudited)

	Shares	Fair Value
Common Stocks - 65.74% – continued

Materials - 5.90%
Mosaic Co./The	217,778	$10,030,855
Rentech, Inc. *	4,588,837	5,139,497

		15,170,352

Pharmaceuticals - 4.56%
Novartis AG ADR (a) (c)	51,750	5,103,067
Teva Pharmaceutical Industries Ltd. ADR (a)	106,209	6,616,821

		11,719,888

Telecommunication Services - 5.57%
magicJack VocalTec Ltd. (a) *	227,462	1,555,840
SK Telecom Co. Ltd. ADR (a)	188,145	5,119,425
Verizon Communications, Inc.	157,065	7,638,071

		14,313,336

Total Common Stocks (Cost $159,563,456)		168,865,040

Closed-End Trusts - 19.02%
Central GoldTrust (a) (d) *	721,643	29,074,996
Sprott Physical Gold Trust (a) (d) *	2,022,319	19,778,280

TOTAL CLOSED-END TRUSTS (Cost $55,084,283)		48,853,276

	Principal Amount
U.S. Government Securities - 2.34%

U.S. Treasury Note, 1.250%, 10/31/2015	$3,000,000	3,018,750
U.S. Treasury Note, 0.375%, 11/15/2015	3,000,000	3,003,282

Total U.S. Government Securities (Cost $6,016,994)		6,022,032

See accompanying notes which are an integral part of these financial statements.

17

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

March 31, 2015 (Unaudited)

	Principal Amount	Fair Value
Corporate Bonds - 5.38%

Consumer Discretionary - 0.83%
Hanesbrands, Inc., 6.375%, 12/15/2020	$2,000,000	$2,132,500

Consumer Staples - 0.78%
Avon Products, Inc., 2.375%, 3/15/2016	2,000,000	2,000,000

Financials - 2.91%
AON Corp., 3.500%, 9/30/2015 (a)	2,820,000	2,858,586
Volkswagen Financial Services NV, 4.000%, 10/14/2015 (e)	11,300,000	1,420,779
Western Union Co./The, 5.930%, 10/1/2016	3,000,000	3,200,370

		7,479,735

Pharmaceuticals - 0.86%
Teva Pharmaceutical Industries Ltd., 2.400%, 11/10/2016 (a)	2,145,000	2,192,921

TOTAL CORPORATE BONDS (Cost $14,251,981)		13,805,156

Foreign Government Bonds - 1.76%

Singapore Government Bond, 2.500%, 6/1/2019 (f)	6,000,000	4,507,782

TOTAL FOREIGN GOVERNMENT BONDS (Cost $5,026,802)		4,507,782

Certificates of Deposit - 1.37%

Beneficial State Bank, 0.070%, 6/4/2015 (g)	501,275	501,275
Beneficial Bank, 0.150%, 4/18/2015	250,000	250,000
Community Bank, 0.250%, 5/14/2015	250,000	250,000
Community Bank, 0.750%, 9/24/2015 (g)	1,007,507	1,007,507
New Resource Bank, 0.050%, 4/18/2015	249,239	249,239

See accompanying notes which are an integral part of these financial statements.

18

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

March 31, 2015 (Unaudited)

	Principal Amount	Fair Value
Certificates of Deposit - 1.37% – continued
Self-Help Federal Credit Union, 0.250%, 5/28/2015	$250,000	$250,000
Spring Bank, 0.900%, 6/30/2016	250,000	250,000
Sunrise Bank, 0.050%, 4/2/2015 (g)	500,602	500,602
Sunrise Bank, 0.118%, 4/3/2015	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $3,508,623)		3,508,623

Money Market Securities - 3.45%

	Shares
Federated Government Obligations Fund - Institutional Shares, 0.01% (h)	8,873,436	8,873,436

TOTAL MONEY MARKET SECURITIES (Cost $8,873,436)		8,873,436

TOTAL INVESTMENTS - LONG - 99.06% (Cost $252,325,575)		254,435,345

TOTAL INVESTMENTS - SHORT - (3.78%) (Proceeds Received $10,154,704)		(9,698,835)

Other Assets in Excess of Liabilities - 4.72%		12,119,183

TOTAL NET ASSETS - 100.00%		$256,855,693

(a)	Foreign security denominated in U.S. dollars.
(b)	Master Limited Partnership.
(c)	All or a portion of the security is held as collateral for securities sold short. The total fair value of this collateral on March 31, 2015, was $13,990,068.
(d)	Passive Foreign Investment Company
(e)	Foreign-denominated security. Principal amount is reported in Norwegian Krone.
(f)	Foreign-denominated security. Principal amount is reported in Singapore Dollars.
(g)	Certificates of Deposit purchased through Certificate of Deposit Account Registry Service (“CDARS”). Deposits occur in increments below the standard Federal Deposit Insurance Corporation (“FDIC”) insurance maximum so that both principal and interest are FDIC insured.
(h)	Rate disclosed is the seven day yield as of March 31, 2015.
*	Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

19

APPLESEED FUND

SCHEDULE OF SECURITIES SOLD SHORT

March 31, 2015 (Unaudited)

	Shares	Fair Value
Common Stocks - (3.78%)

Consumer Discretionary - (3.27%)
Alibaba Group Holdings Ltd. (a)	(100,900)	$(8,398,916)

Information Technology - (0.51%)
Yahoo Japan Corp. (a)	(314,300)	(1,299,919)

TOTAL COMMON STOCKS (Proceeds Received $10,154,704)		$(9,698,835)

(a)	Foreign security denominated in U.S. dollars.

See accompanying notes which are an integral part of these financial statements.

20

APPLESEED FUND

SCHEDULE OF FUTURES CONTRACTS

March 31, 2015 (Unaudited)

Short Futures Contracts	Number of (Short) Contracts	Underlying Face Amount at Fair Value	Unrealized Appreciation (Depreciation)
Japanese Yen Currency Futures Contract June 2015	(41)	$(4,277,325)	$(26,142)

Total Short Futures Contracts	(41)		$(26,142)

See accompanying notes which are an integral part of these financial statements.

21

APPLESEED FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015 (Unaudited)

Assets
Investments in securities at fair value (cost $252,325,575)	$254,435,345
Cash restricted at broker for securities sold short	8,452,212
Cash held at broker (a)	123,000
Receivable for fund shares sold	70,111
Receivable for investments sold	3,813,856
Dividends and interest receivable	585,403
Prepaid expenses	66,792

Total Assets	267,546,719

Liabilities
Investment in securities sold short, at fair value (proceeds $10,154,704)	9,698,835
Payable for fund shares redeemed	330,719
Payable for investments purchased	416,060
Payable for net variation margin on futures contracts	8,713
Payable to Adviser	157,286
Payable for Administration Plan fees, Investor Class	31,002
Payable to administrator, fund accountant, and transfer agent	23,140
Payable to custodian	6,938
Payable to trustees	2,599
Other accrued expenses	15,734

Total Liabilities	10,691,026

Net Assets	$256,855,693

Net Assets consist of:
Paid-in capital	$247,748,543
Accumulated undistributed net investment (loss)	(67,205)
Accumulated undistributed net realized gain from investment transactions	6,638,108
Net unrealized appreciation (depreciation) on:
Investment securities	2,109,770
Securities sold short	455,869
Foreign currency translations	(3,250)
Futures contracts	(26,142)

Net Assets	$256,855,693

Net Assets: Investor Class	$144,201,811

Shares outstanding (unlimited number of shares authorized, no par value)	11,407,178

Net asset value and offering price per share	$12.64

Redemption price per share ($12.64 * 98%) (b)	$12.39

Net Assets: Institutional Class	$112,653,882

Shares outstanding (unlimited number of shares authorized, no par value)	8,867,408

Net asset value and offering price per share	$12.70

Redemption price per share ($12.70 * 98%) (b)	$12.45

(a)	Cash used as collateral for futures contract transactions.
(b)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

22

APPLESEED FUND

STATEMENT OF OPERATIONS

For the six months ended March 31, 2015 (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $38,680)	$1,208,237
Interest income	291,685

Total investment income	1,499,922

Expenses
Investment Adviser fee	1,142,244
Administration plan fee, Investor Class	192,230
Administration expenses	80,194
Fund accounting expenses	44,845
Transfer agent expenses	37,877
Legal expenses	26,849
Registration expenses	20,581
Custodian expenses	23,085
Audit expenses	8,975
Trustee expenses	7,487
Insurance expenses	9,931
Pricing expenses	1,953
Report printing expenses	34,594
CCO expenses	4,487
Miscellaneous expenses	3,255
Other expense - short sale and interest expense	16,393

Total Expenses	1,654,980
Fees waived and expenses reimbursed by Adviser	(170,765)

Net operating expenses	1,484,215

Net Investment Income	15,707

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	9,809,059
Written options	142,895
Foreign currency translations	(34,741)
Futures contracts	1,905,065
Change in unrealized appreciation (depreciation) on:
Investment securities	(9,064,937)
Securities sold short	357,253
Written options	(136,571)
Foreign currency translations	1,258
Futures contracts	(717,650)

Net realized and unrealized gain (loss) on investment securities, securities sold short, written options, foreign currency translations and futures contracts	2,261,631

Net increase in net assets resulting from operations	$2,277,338

See accompanying notes which are an integral part of these financial statements.

23

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2015 (Unaudited)	For the Year Ended September 30, 2014
Decrease in Net Assets due to:

Operations
Net investment income	$15,707	$1,248,232
Net realized gain (loss) on investment securities, written options, securities sold short, foreign currency translations and futures contracts	11,822,278	28,624,640
Change in unrealized appreciation (depreciation) on investment securities, written options, securities sold short, foreign currency translations and futures contracts	(9,560,647)	(20,930,090)

Net increase in net assets resulting from operations	2,277,338	8,942,782

Distributions
From net investment income - Investor Class	—	(47,752)
From net investment income - Institutional Class	(119,893)	(150,288)
From net realized gains - Investor Class	(16,002,495)	(20,408,857)
From net realized gains - Institutional Class	(11,931,182)	(4,766,926)

Total distributions	(28,053,570)	(25,373,823)

Capital Transactions - Investor Class
Proceeds from shares sold	16,554,560	39,733,297
Reinvestment of distributions	15,794,505	20,209,627
Amount paid for shares redeemed	(43,199,336)	(127,273,258)
Proceeds from redemption fees (a)	5,363	11,539

Total Investor Class	(10,844,908)	(67,318,795)

Capital Transactions - Institutional Class
Proceeds from shares sold	9,950,433	81,696,166
Reinvestment of distributions	11,816,717	4,796,457
Amount paid for shares redeemed	(18,910,907)	(15,904,762)
Proceeds from redemption fees (a)	3,380	11,400

Total Institutional Class	2,859,623	70,599,261

Net increase (decrease) in net assets resulting from capital transactions	(7,985,285)	3,280,466

Total Decrease in Net Assets	(33,761,517)	(13,150,575)

See accompanying notes which are an integral part of these financial statements.

24

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS – continued

	For the Six Months Ended March 31, 2015 (Unaudited)	For the Year Ended September 30, 2014
Net Assets
Beginning of period	290,617,210	303,767,785

End of period	$256,855,693	$290,617,210

Accumulated undistributed net investment income (loss) included in net assets at end of period	$(67,205)	$36,981

Share Transactions - Investor Class
Shares sold	1,284,843	2,757,554
Shares issued in reinvestment of distributions	1,308,576	1,478,393
Shares redeemed	(3,357,948)	(8,911,035)

Total Investor Class	(764,529)	(4,675,088)

Share Transactions - Institutional Class
Shares sold	767,735	5,701,653
Shares issued in reinvestment of distributions	974,173	350,106
Shares redeemed	(1,484,940)	(1,101,250)

Total Institutional Class	256,968	4,950,509

Net increase (decrease) in shares outstanding	(507,561)	275,421

(a)	The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

25

[THIS PAGE INTENTIONALLY LEFT BLANK]

APPLESEED FUND — INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2015 (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$13.96

Income from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	0.09

Total from investment operations	0.08

Less distributions to shareholders:
From net investment income	—	(c)
From net realized gain	(1.40)

Total distributions	(1.40)

Paid in capital from redemption fees	—	(c)

Net asset value, end of period	$12.64

Total Return (d)	1.01	%(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$144,202
Ratio of net expenses to average net assets (f)	1.21	%(g)(h)
Ratio of net expenses to average net assets (excluding short sale and interest expense) (f)	1.20	%(h)
Ratio of net expenses to average net assets before waiver and reimbursement (f)	1.34	%(g)
Ratio of net investment income (loss) to average net assets (f)	(0.10	)%(g)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (f)	(0.22	)%(g)
Portfolio turnover rate	27	%(e)

(a)	Net investment income per share is based on average shares outstanding during the year.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(g)	Annualized.
(h)	Effective October 1, 2014, the Adviser has contractually agree to cap the Fund’s expenses at 0.95% excluding fees paid pursuant to an Administrative Services Plan. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.
(i)	Effective January 28, 2011, the Adviser has contractually agreed to cap the Fund’s expenses at 0.99% excluding fees paid pursuant to an Administrative Services Plan. Prior to January 28, 2011, the Fund’s expense cap was 1.24%. Also effective January 28, 2011, the Fund adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Investor Class shares.

See accompanying notes which are an integral part of these financial statements.

27

Year ended September 30, 2014	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011		Year ended September 30, 2010

$14.80	$13.07	$12.32	$12.45		$11.46

0.03	0.07	0.05 (a)	0.04		0.07 (a)
0.36	2.17	1.44	0.06	(b)	0.95

0.39	2.24	1.49	0.10		1.02

— (c)	(0.23)	(0.12)	(0.12)		(0.02)
(1.23)	(0.28)	(0.63)	(0.11)		(0.02)

(1.23)	(0.51)	(0.75)	(0.23)		(0.04)

— (c)	— (c)	0.01	—	(c)	0.01

$13.96	$14.80	$13.07	$12.32		$12.45

2.85%	17.79%	12.86%	0.74%		9.03%

$169,903	$249,372	$205,232	$168,961		$125,686
1.26%	1.29%	1.25%	1.24	%(i)	1.24%
1.24%	1.24%	1.24%	1.24	%(i)	1.24%
1.48%	1.51%	1.52%	1.48%		1.32%
0.40%	0.34%	0.38%	0.25%		0.54%
0.18%	0.12%	0.11%	0.01%		0.46%
53%	63%	76%	68%		61%

See accompanying notes which are an integral part of these financial statements.

28

APPLESEED FUND — INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2015 (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$14.02

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain (loss) on investments	0.08

Total from investment operations	0.09

Less Distributions to shareholders:
From net investment income	(0.01)
From net realized gain	(1.40)

Total distributions	(1.41)

Paid in capital from redemption fees	—	(c)

Net asset value, end of period	$12.70

Total Return (d)	1.11	%(e)
Ratios and Supplemental Data
Net assets, end of period (000)	$112,654
Ratio of expenses to average net assets (f)	0.96	%(g)(h)
Ratio of net expenses to average net assets (excluding short sale and interest expense) (f)	0.95	%(h)
Ratio of expenses to average net assets before waiver and reimbursement (f)	1.09	%(g)
Ratio of net investment income (loss) to average net assets (f)	0.15	%(g)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (f)	0.03	%(g)
Portfolio turnover rate	27	%(e)

(a)	For the period January 31, 2011 (commencement of operations) through September 30, 2011.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(g)	Annualized.
(h)	Effective October 1, 2014, the Adviser has contractually agree to cap the Fund’s expenses at 0.95% excluding fees paid pursuant to an Administrative Services Plan. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

29

Year ended September 30, 2014	Year ended September 30, 2013	Year ended September 30, 2012	Period ended September 30, 2011(a)

$14.86	$13.09	$12.35	$12.59

0.13	0.08 (b)	0.08 (b)	0.05	(b)
0.30	2.20	1.44	(0.30)

0.43	2.28	1.52	(0.25)

(0.04)	(0.23)	(0.15)	—
(1.23)	(0.28)	(0.63)	—

(1.27)	(0.51)	(0.78)	—

— (c)	— (c)	— (c)	0.01

$14.02	$14.86	$13.09	$12.35

3.10%	18.07%	13.00%	(1.91	)%(e)

$120,714	$54,396	$32,996	$11,856
1.01%	1.04%	1.01%	0.99	%(g)
0.99%	0.99%	0.99%	0.99	%(g)
1.23%	1.26%	1.27%	1.34	%(g)
0.44%	0.55%	0.64%	0.58	%(g)
0.22%	0.33%	0.38%	0.23	%(g)
53%	63%	76%	68	%(e)

See accompanying notes which are an integral part of these financial statements.

30

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2015 (Unaudited)

NOTE 1. ORGANIZATION

The Appleseed Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

31

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued
March 31, 2015 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange traded funds (ETFs) and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must

32

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2015 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Advisor’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The Fund’s social and environmental screens are not applied to short sales.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

33

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2015 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (REITS) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term

34

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2015 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

35

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2015 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, closed-end trusts and limited partnerships are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when

36

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2015 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds, foreign government bonds and U.S. Government Securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined represents fair value. Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

37

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2015 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Option contracts are generally valued using the closing price based on quoted data from the six major U.S. options exchanges on which such options are traded, and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

38

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2015 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015.

Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$168,865,040	$—	$—	$168,865,040
Closed-End Trusts	48,853,276	—	—	48,853,276
U.S. Government Securities	—	6,022,032	—	6,022,032
Corporate Bonds*	—	13,805,156	—	13,805,156
Foreign Government Bonds	—	4,507,782	—	4,507,782
Certificates of Deposit	—	3,508,623	—	3,508,623
Money Market Securities	8,873,436	—	—	8,873,436

Total	$226,591,752	$27,843,593	$—	$254,435,345

*	Refer to Schedule of Investments for industry classifications.

Valuation Inputs
Liabilities	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Short Common Stocks	$(9,698,835)	$—	$—	$(9,698,835)
Short Futures Contracts*	(26,142)	—	—	(26,142)

Total	$(9,724,977)	$—	$—	$(9,724,977)

*	The amount shown represents the gross unrealized depreciation of the futures contracts.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the period ended March 31, 2015.

39

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2015 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS

Currency Futures Contracts – The Fund entered into currency futures contracts (long and short) to hedge its foreign currency exposure during the fiscal period. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates. Cash held at broker as of March 31, 2015, is held for collateral for futures transactions and is restricted from withdrawal.

Written Options Contracts - The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2015, and the effect of derivative instruments on the Statement of Operations for the period ended March 31, 2015.

At March 31, 2015:

	Location of Derivatives on Statement
Derivatives	of Assets & Liabilities
Foreign Exchange Risk:
Short currency futures contracts	Payable for net variation margin on futures contracts	$(8,713)

40

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2015 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

For the period ended March 31, 2015:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Sold Short/ Written	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Short currency futures contracts	Net realized and unrealized gain (loss) on futures contracts	110	269	$1,905,065	$(717,650)

Equity Price Risk:
Written option contracts	Net realized and unrealized gain (loss) on written options	—	1,150	$142,895	$(136,571)

Balance Sheet Offsetting Information

The following tables provide a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities.

				Gross Amounts Not Offset in Statement of Assets and Liabilities
Futures Contracts	Gross Amounts of Recognized Liabilities	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Short currency futures contracts	$8,713	$—	$8,713	$—	$8,713	$—

41

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2015 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average net assets. For the period ended March 31, 2015, before the waiver described below, the Adviser earned a fee of $1,142,244 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses through January 31, 2016, so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Investor Class only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, any 12b-1 fees, and extraordinary expenses do not exceed 0.95%. For the period ended March 31, 2015, the Adviser waived fees of $170,765. At March 31, 2015, the Adviser was owed $157,286 from the Fund for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at March 31, 2015 are as follows:

Amount	Recoverable through September 30,
$573,176	2015
$603,276	2016
$657,451	2017
$170,765	2018

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period ended March 31, 2015, HASI earned fees of $80,194 for administrative services provided to the Fund. At March 31, 2015, the Fund owed HASI $13,698 for administrative services.

42

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2015 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period ended March 31, 2015, HASI earned fees of $37,877 from the Fund for transfer agent services. For the period ended March 31, 2015, HASI earned fees of $44,845 from the Fund for fund accounting services. At March 31, 2015, the Fund owed HASI $1,698 for transfer agent services and $7,744 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the period ended March 31, 2015.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal Distributor of the Fund’s shares. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the period

43

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued	March 31, 2015 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

ended March 31, 2015, the Investor Class incurred Service fees of $192,230. At March 31, 2015, $31,002 was owed to the Adviser pursuant to the Administrative Services Plan.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which is currently inactive. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Fund does not currently intend to activate the Plan prior to January 31, 2016.

NOTE 6. INVESTMENT TRANSACTIONS

For the period ended March 31, 2015, purchases and sales of investment securities, other than short-term investments and short securities were as follows:

Purchases
U.S. Government Obligations	$—
Other	66,493,398

Sales
U.S. Government Obligations	$15,012,520
Other	79,364,919

44

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued
March 31, 2015 (Unaudited)

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At March 31, 2015, Pershing LLC., for the benefit of its customers, owned 28.86% of the Fund. As a result, Pershing LLC may be deemed to control the Fund.

NOTE 9. FEDERAL TAX INFORMATION

At March 31, 2015, the appreciation (depreciation) of investments, including securities sold short, written options and futures contracts, for tax purposes, was as follows:

Amount
Gross Appreciation	$22,240,360
Gross (Depreciation)	(19,722,960)

Net Appreciation on Investments	$2,517,400

At March 31, 2015, the aggregate cost of securities, net of proceeds for securities sold short, for federal income tax purposes, was $242,215,860.

The tax characterization of distributions for the fiscal years ended September 30, 2014 and 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary Income*	$6,354,328	$9,201,418
Long-term Capital Gain	19,019,495	90,655

	$25,373,823	$9,292,073

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

45

APPLESEED FUND
NOTES TO THE FINANCIAL STATEMENTS – continued
March 31, 2015 (Unaudited)

NOTE 9. FEDERAL TAX INFORMATION – continued

At September 30, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,431,390
Undistributed long-term capital gains	21,174,356
Accumulated capital and other losses	(82,761)
Unrealized appreciation (depreciation)	11,360,397

$34,883,382

At September 30, 2014, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales of $44,833 and basis adjustments for investments in passive foreign investment companies.

As of September 30, 2014, accumulated capital and other losses consist of:

Qualified Late Year Ordinary Losses	Capital Loss Carryforwards	Total
$82,761	$—	$82,761

As of September 30, 2014, the Fund does not have available any capital loss carryforwards.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since March 31, 2015, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

46

Other Information

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Latavia M. Evans, Interim Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Pekin Singer Strauss Asset Management, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

47

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PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

50

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited)

Total Returns

(For the periods ended March 31, 2015)

	6 Months	1 Year	Average Annual Returns
			5 Years	Since Inception (October 11, 2006)
Iron Strategic Income Fund – Institutional Class*	-0.90%	-0.95%	4.40%	6.83%
Credit Suisse Hedge Fund Index**	3.20%	5.73%	5.75%	5.35%

Total annual operating expenses as disclosed in the Fund’s prospectus dated January 28, 2015, were 1.64% of average daily net assets (1.15% excluding fees and expenses of underlying funds in which the Fund invests).

Total Returns

(For the periods ended March 31, 2015)

	6 Months	1 Year	Average Annual Returns
			5 Years	Since Inception (February 2, 2009)
Iron Strategic Income Fund – Investor Class*	-1.06%	-1.29%	4.02%	8.41%
Credit Suisse Hedge Fund Index**	3.20%	5.73%	5.75%	7.92%

Total annual operating expenses as disclosed in the Fund’s prospectus dated January 28, 2015, were 1.99% of average daily net assets (1.50% excluding fees and expenses of underlying funds in which the Fund invests).

IRON STRATEGIC INCOME FUND

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. In addition, the “Since Inception” return for the Credit Suisse Hedge Fund Index is as of September 29, 2006 for the Institutional Class and January 31, 2009 for the Investor Class.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Iron Strategic Income Fund – Institutional Class and Credit Suisse Hedge Fund Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 made on October 11, 2006 for the Institutional Class (commencement of Fund operations) and held through March 31, 2015. The performance of the Investor class will be less than the line shown for the Institutional class based on the differences in the fees paid by shareholders investing in the different classes. The “Since Inception” return for the Credit Suisse Hedge Fund Index is as of September 29, 2006 for the Institutional Class. The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Iron Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

IRON STRATEGIC INCOME FUND

Fund Holdings – (Unaudited)

1	As a percent of net assets.

The investment objective of the Iron Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

Availability of Portfolio Schedules – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

IRON STRATEGIC INCOME FUND

About Your Funds Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at October 1, 2014 and held through March 31, 2015.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IRON STRATEGIC INCOME FUND

About Your Funds Expenses – (Unaudited) (continued)

Iron Strategic Income Fund Institutional Class	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expense Paid During Period October 1, 2014 – March 31, 2015
Actual*	$1,000.00	$991.00	$5.87
Hypothetical**	$1,000.00	$1,019.03	$5.96

Iron Strategic Income Fund Investor Class	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expense Paid During Period October 1, 2014 – March 31, 2015
Actual***	$1,000.00	$989.40	$7.61
Hypothetical**	$1,000.00	$1,017.28	$7.71

*	Expenses are equal to the Institutional Class annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

***	Expenses are equal to the Investor Class annualized expense ratio of 1.53%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

IRON STRATEGIC INCOME FUND

Schedule of Investments	March 31, 2015

(Unaudited)

Corporate Bonds – 6.44%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 5.29%
AES Corp./The, 8.000%, 10/15/2017	$19,000	$22,016
Case New Holland, Inc., 7.875%, 12/1/2017	2,000,000	2,225,600
Chesapeake Energy Corp., 6.625%, 8/15/2020	1,624,000	1,684,900
Energy Transfer Equity LP, 7.500%, 10/15/2020	2,000,000	2,250,000
First Data Corp., 12.625%, 1/15/2021	2,000,000	2,375,000
International Lease Finance Corp., 8.625%, 9/15/2015	2,000,000	2,060,000
MetroPCS Wireless, Inc., 6.625%, 11/15/2020	2,000,000	2,097,500
NRG Energy, Inc., 8.250%, 9/1/2020	2,000,000	2,127,500
SLM Corp., 8.000%, 3/25/2020	2,000,000	2,225,200

		17,067,716

Corporate Bonds – Canada – 1.15%
CHC Helicopter SA, 9.250%, 10/15/2020 (a)	1,800,000	1,539,000
Novelis, Inc., 8.750%, 12/15/2020 (a)	2,000,000	2,152,500

		3,691,500

Total Corporate Bonds (Cost $19,834,697)		20,759,216

Convertible Notes – 9.94%
Convertible Notes – Domestic – 8.79%
BGC Partners, Inc., 4.500%, 7/15/2016	500,000	545,000
Blucora, Inc., 4.250%, 4/1/2019	1,500,000	1,401,563
Cobalt International Energy, Inc., 2.625%, 12/1/2019	1,000,000	728,125
Emergent Biosolutions, Inc., 2.875%, 1/15/2021	1,500,000	1,737,187
Emulex Corp., 1.750%, 11/15/2018	1,500,000	1,523,437
FXCM, Inc., 2.250%, 6/15/2018	1,500,000	1,183,125
Huron Consulting Group, Inc., 1.250%, 10/1/2019 (b)	1,000,000	1,105,000
IAS Operating Partnership LP, 5.000%, 3/15/2018 (b)	1,000,000	965,000
InterDigital, Inc., 2.500%, 3/15/2016	1,000,000	1,081,875
j2 Global, Inc., 3.250%, 6/15/2029	1,000,000	1,156,250
Liberty Interactive LLC, 3.500%, 1/15/2031	2,500,000	1,390,625

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2015

(Unaudited)

Convertible Notes (continued)	Principal Amount	Fair Value
Convertible Notes – Domestic (continued)
Live Nation Entertainment, Inc., 2.500%, 5/15/2019 (b)	$1,500,000	$1,577,812
Medicines Co./The, 1.375%, 6/1/2017	1,500,000	1,785,937
Meritage Homes Corp., 1.875%, 9/15/2032	1,500,000	1,610,625
Nuance Communications, Inc., 2.750%, 11/1/2031	1,000,000	997,500
Omnicare, Inc., 3.250%, 12/15/2035	1,000,000	1,097,500
ON Semiconductor Corp., 2.625%, 12/15/2026	1,000,000	1,283,750
PDL BioPharma, Inc., 4.000%, 2/1/2018	750,000	721,406
Prospect Capital Corp., 5.750%, 3/15/2018	500,000	512,500
Royal Gold, Inc., 2.875%, 6/15/2019	500,000	516,563
SEACOR Holdings, Inc., 3.000%, 11/15/2028	1,000,000	873,125
Starwood Property Trust, Inc., 4.000%, 1/15/2019	1,000,000	1,156,250
Stone Energy Corp., 1.750%, 3/1/2017	1,000,000	906,250
Tesla Motors, Inc., 0.250%, 3/1/2019	1,500,000	1,321,875
Walter Investment Management Corp., 4.500%, 11/1/2019	1,500,000	1,171,875

		28,350,155

Convertible Notes – Cayman Islands – 0.26%
Herbalife Ltd., 2.000%, 8/15/2019 (a)	1,000,000	825,630

Convertible Notes – China – 0.89%
Ctrip.com International Ltd., 1.250%, 10/15/2018 (a)	1,500,000	1,574,062
SouFun Holdings Ltd., 2.000%, 12/15/2018 (a)	1,500,000	1,312,500

		2,886,562

Total Convertible Notes (Cost $32,307,415)		32,062,347

U.S. Treasury Obligations – 0.62%
United States Treasury Bill, 0.000%, 4/2/2015	1,000,000	1,000,000
United States Treasury Bill, 0.000%, 9/10/2015	1,000,000	999,606

Total U.S. Treasury Obligations (Cost $1,999,383)		1,999,606

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2015

(Unaudited)

Mutual Funds – 29.77%	Shares	Fair Value
Aberdeen Global High Income Fund – Class I	39,138	$362,415
American Beacon High Yield Bond Fund – Institutional Class	44,896	384,312
American Beacon SiM High Yield Opportunities Fund	113,763	1,111,463
BlackRock High Yield Portfolio – BlackRock Class	927,050	7,370,050
Columbia High Yield Bond Fund – Class R5	81,688	242,614
Deutsche Global High Income Fund – Institutional Class	9,568	66,019
Deutsche High Income Fund – Institutional Class	449,569	2,166,922
Eaton Vance High Income Opportunities Fund – Class I	511,224	2,346,518
Eaton Vance Income Fund of Boston – Institutional Class	190,344	1,126,838
Federated High Yield Trust – Class SS	25,868	176,418
Federated Institutional High-Yield Bond Fund – Institutional Class	488,150	4,886,383
Fidelity Advisor High Income Advantage Fund – Class I	6,159	63,132
Fidelity Capital & Income Fund	4,202	41,899
Fidelity High Income Fund	42,518	381,815
Franklin High Income Fund – Advisor Class	22,784	45,341
Goldman Sachs High Yield Fund – Institutional Class	293,116	1,999,053
Hartford High Yield Fund – Class Y	7,635	57,259
Hotchkis and Wiley High Yield Fund – Class I	183,101	2,299,751
Invesco High Yield Fund – Class R5	12,913	55,911
Ivy High Income Fund – Class I	225,652	1,825,525
Janus High-Yield Fund – Class I	10,002	86,314
John Hancock Core High Yield Fund – Class I	198,851	2,062,083
JPMorgan High Yield Fund – Select Class	211,640	1,623,281
Loomis Sayles Institutional High Income Fund	51,844	378,464
Lord Abbett High Yield Fund – Class I	1,441,884	10,987,157
MainStay High Yield Corporate Bond Fund – Class I	1,371,748	7,942,422
MFS Global High Yield Fund – Class I	10,629	68,131

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2015

(Unaudited)

Mutual Funds (continued)	Shares	Fair Value
MFS High Income Fund – Class I	208,786	$734,926
Northeast Investors Trust	8,957	49,799
Northern High Yield Fixed Income Fund	1,106,592	7,878,936
Nuveen High Income Bond Fund – Class I	85,071	712,048
Nuveen Symphony Credit Opportunities Fund – Class I	4,172	89,856
Pioneer High Yield Fund – Class Y	2,347	23,424
Principal High Yield Fund – Institutional Class	604,976	4,507,070
Principal High Yield I Fund – Institutional Class	14,368	146,841
Prudential High Yield Fund – Class Q	2,191,551	12,250,772
Putnam High Yield Advantage Fund – Class Y	4,571	28,890
Putnam High Yield Trust – Class Y	27,830	214,846
RidgeWorth High Income Fund – Class I	8,192	54,642
RidgeWorth Seix High Yield Fund – Class I	43,429	379,136
T. Rowe Price Institutional High Yield Fund	511,238	4,688,051
TIAA-CREF High Yield Fund – Institutional Class	506,232	5,031,945
USAA High Income Fund	821,484	6,933,325
Vanguard High-Yield Corporate Fund – Admiral Shares	118,643	711,858
Western Asset High Yield Fund – Class I	163,203	1,406,811

TOTAL MUTUAL FUNDS (Cost $99,459,661)		96,000,666

Exchange-Traded Funds – 4.78%
iShares U.S. Oil Equipment & Services ETF	69,630	6,309,174
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	21,449	2,177,502
PowerShares Fundamental High Yield Corporate Bond Portfolio (c)	146,043	2,770,436
SPDR Barclays High Yield Bond ETF (c)	106,487	4,176,420

TOTAL EXCHANGE-TRADED FUNDS (Cost $15,450,718)		15,433,532

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2015

(Unaudited)

Money Market Securities – 49.83%	Shares	Fair Value
Federated Treasury Obligations Fund – Institutional Shares, 0.01% (d)	38,926,025	$38,926,025
Fidelity Institutional Money Market Treasury Only – Class I, 0.01% (d)	38,926,025	38,926,025
First American Treasury Obligations Fund – Class Z, 0.00% (d) (e)	43,923,214	43,923,214
Wells Fargo Advantage Treasury Plus Money Market Fund – Class I, 0.01% (d)	38,926,025	38,926,025

TOTAL MONEY MARKET SECURITIES (Cost $160,701,289)		160,701,289

TOTAL INVESTMENTS – 101.38% (Cost $329,753,163)		$326,956,656

Liabilities in excess of other assets – (1.38)%		(4,460,765)

TOTAL NET ASSETS – 100.00%		$322,495,891

(a)	Foreign corporate bond denominated in U.S. dollars.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	A portion of this security is on loan as of March 31, 2015. Total fair value of loaned securities is $4,772,993.
(d)	Rate disclosed is the seven day yield as of March 31, 2015.
(e)	A portion of this security was purchased with cash proceeds for securities on loan and serves as collateral for those securities as of March 31, 2015.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Open Futures Contracts	March 31, 2015

(Unaudited)

	Number of Contracts Long/ (Short)	Underlying Face Amount at Fair Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures Contract, Expiration June 2015	3	$278,194	$(1,994)
Euro Currency Futures Contract, Expiration June 2015	(2)	(268,850)	5,345

			$3,351

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Statement of Assets and Liabilities	March 31, 2015

(Unaudited)

Assets
Investments in securities at fair value (cost $329,753,163) (a)	$326,956,656
Cash	545,086
Cash held at broker (a)	12,359
Receivable for Fund shares sold	43,809
Dividends and interest receivable	708,287
Receivable for net variation margin on futures contracts	2,563
Prepaid expenses	39,444

Total assets	328,308,204

Liabilities
Payable for Fund shares redeemed	411,825
Payable upon return of securities loaned	4,997,189
Payable to Adviser	278,212
12b-1 fees accrued, Investor Class	4,463
Administration Plan fees accrued, Investor Class	1,785
Payable to administrator, fund accountant, and transfer agent	63,542
Payable to custodian	13,156
Payable to trustees	6,732
Other accrued expenses	35,409

Total liabilities	5,812,313

Net Assets	$322,495,891

Net Assets consist of:
Paid-in capital	$331,009,697
Accumulated undistributed net investment income	246,667
Accumulated undistributed net realized loss from investments	(5,967,317)
Net unrealized appreciation (depreciation) on:
Investment securities	(2,796,507)
Futures contracts	3,351

Net Assets	$322,495,891

Net Assets: Institutional Class	$301,855,108

Shares outstanding (unlimited number of shares authorized, no par value)	27,665,974

Net asset value and offering price per share	$10.91

Redemption price per share (NAV * 99%) (b)	$10.80

Net Assets: Investor Class	$20,640,783

Shares outstanding (unlimited number of shares authorized, no par value)	1,877,711

Net asset value and offering price per share	$10.99

Redemption price per share (NAV * 99%) (b)	$10.88

(a)	Investments include securities purchased with cash proceeds from securities loaned.
(b)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Statement of Operations	For the Six Months Ended March 31, 2015

(Unaudited)

Investment Income
Dividend income	$6,070,064
Interest income	1,565,787
Income from securities loaned	51,986

Total Investment Income	7,687,837

Expenses
Investment Adviser fee	1,779,046
Administration plan fee, Investor Class	11,556
12b-1 fees, Investor Class	28,889
Administration expenses	110,988
Fund accounting expenses	45,092
Transfer agent expenses	33,704
Legal expenses	21,291
Registration expenses	23,371
Custodian expenses	23,544
Audit expenses	10,247
Trustee expenses	7,177
Insurance expense	14,923
Pricing expenses	5,740
Report printing expense	16,280
CCO expense	4,444
Miscellaneous expenses	6,407
Overdraft fees	11

Total Expenses	2,142,710

Net Investment Income	5,545,127

Net Realized and Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	1,691,971
Net realized gain (loss) on:
Investment securities	(4,431,515)
Swap contracts	(1,505,831)
Written options	(8,008)
Futures contracts	(34,170)
Change in unrealized appreciation (depreciation) on:
Investment securities	(2,800,434)
Swap contracts	(2,267,087)
Futures contracts	3,351

Net realized and unrealized gain (loss) on investment securities, swap contracts, written options and futures contracts	(9,351,723)

Net decrease in net assets resulting from operations	$(3,806,596)

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2015 (Unaudited)	For the Year Ended September 30, 2014
Decrease in Net Assets due to:
Operations
Net investment income	$5,545,127	$18,456,512
Long term capital gain dividends from investment companies	1,691,971	3,146,597
Net realized gain (loss) on investment securities, swap contracts, written options and futures contracts	(5,979,524)	7,237,658
Change in unrealized appreciation (depreciation) on investment securities, swap contracts and futures contracts	(5,064,170)	(9,735,942)

Net increase (decrease) in net assets resulting from operations	(3,806,596)	19,104,825

Distributions
From net investment income – Institutional Class	(5,138,887)	(18,038,608)
From net investment income – Investor Class	(331,516)	(975,999)
From net realized gains – Institutional Class	(8,246,403)	—
From net realized gains – Investor Class	(542,651)	—

Total distributions	(14,259,457)	(19,014,607)

Capital Transactions – Institutional Class
Proceeds from shares sold	45,433,187	145,553,829
Reinvestment of distributions	12,120,569	16,820,425
Amount paid for shares redeemed	(117,330,831)	(198,608,169)
Proceeds from redemption fees (a)	2,772	5,540

Total Institutional Class	(59,774,303)	(36,228,375)

Capital Transactions – Investor Class
Proceeds from shares sold	10,720,224	23,845,789
Reinvestment of distributions	860,570	953,281
Amount paid for shares redeemed	(14,148,421)	(14,349,416)
Proceeds from redemption fees (a)	151	334

Total Investor Class	(2,567,476)	10,449,988

Net decrease in net assets resulting from capital transactions	(62,341,779)	(25,778,387)

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets (continued)

	For the Six Months Ended March 31, 2015 (Unaudited)	For the Year Ended September 30, 2014

Total Decrease in Net Assets	$(80,407,832)	$(25,688,169)

Net Assets
Beginning of period	402,903,723	428,591,892

End of period	$322,495,891	$402,903,723

Accumulated undistributed net investment income included in net assets at end of period	$246,667	$171,943

Share Transactions – Institutional Class
Shares sold	4,115,149	12,444,974
Shares issued in reinvestment of distributions	1,105,998	1,446,163
Shares redeemed	(10,612,118)	(16,954,436)

Total Institutional Class	(5,390,971)	(3,063,299)

Share Transactions – Investor Class
Shares sold	955,392	2,024,744
Shares issued in reinvestment of distributions	77,997	81,349
Shares redeemed	(1,264,895)	(1,221,845)

Total Investor Class	(231,506)	884,248

Net decrease in shares outstanding	(5,622,477)	(2,179,051)

(a)	The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

This page intentionally left blank.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

For a share outstanding during each period

	For the Six Months Ended March 31, 2015 (Unaudited)		For the Year Ended September 30, 2014
Selected Per Share Data:
Net asset value, beginning of period	$11.45		$11.47

Income from investment operations:
Net investment income (a)	0.18		0.48
Net realized and unrealized gain (loss)	(0.28)		(0.01)

Total from investment operations	(0.10)		0.47

Less distributions to shareholders:
From net investment income	(0.17)		(0.49)
Tax Return of Capital	—		—
From net capital gains	(0.27)		—

Total distributions	(0.44)		(0.49)

Paid in capital from redemption fees	—	(c)	— (c)

Net asset value, end of period	$10.91		$11.45

Total Return (d)	-0.90	%(e)	4.14%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$301,855		$378,785
Ratio of expenses to average net assets (f)	1.18	%(g)	1.15%
Ratio of net investment income to average net assets (a) (f)	3.15	%(g)	4.07%
Portfolio turnover rate	29	%(e)	45%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying funds in which the fund invests.
(g)	Annualized.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

For a share outstanding during each period

For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$11.33	$11.13	$11.96	$11.40

0.52 (b)	0.52 (b)	0.47	0.62 (b)
0.04	0.68	(0.49)	0.57

0.56	1.20	(0.02)	1.19

(0.42)	(0.49)	(0.51)	(0.52)
—	(0.02)	—	—
—	(0.49)	(0.30)	(0.11)

(0.42)	(1.00)	(0.81)	(0.63)

— (c)	— (c)	— (c)	— (c)

$11.47	$11.33	$11.13	$11.96

5.02%	11.22%	-0.39%	10.66%

$414,438	$488,713	$548,976	$537,059
1.15%	1.13%	1.11%	1.15%
4.51%	4.61%	3.95%	5.33%
43%	72%	98%	95%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

For a share outstanding during each period

	For the Six Months Ended March 31, 2015 (Unaudited)		For the Year Ended September 30, 2014
Selected Per Share Data:
Net asset value, beginning of period	$11.53		$11.55

Income from investment operations:
Net investment income (a)	0.15		0.40
Net realized and unrealized gain (loss)	(0.26)		0.04

Total from investment operations	(0.11)		0.44

Less distributions to shareholders:
From net investment income	(0.16)		(0.46)
Tax Return of Capital	—		—
From net capital gains	(0.27)		—

Total distributions	(0.43)		(0.46)

Paid in capital from redemption fees	—	(c)	— (c)

Net asset value, end of period	$10.99		$11.53

Total Return (d)	-1.06	%(e)	3.77%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$20,641		$24,328
Ratio of expenses to average net assets (f)	1.53	%(g)	1.50%
Ratio of net investment income to average net assets (a) (f)	2.75	%(g)	3.64%
Portfolio turnover rate	29	%(e)	45%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests.
(g)	Annualized.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

For a share outstanding during each period

For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$11.41	$11.21	$12.02	$11.47

0.45 (b)	0.48 (b)	0.56	0.58 (b)
0.08	0.68	(0.65)	0.58

0.53	1.16	(0.09)	1.16

(0.39)	(0.45)	(0.42)	(0.50)
—	(0.02)	—	—
—	(0.49)	(0.30)	(0.11)

(0.39)	(0.96)	(0.72)	(0.61)

— (c)	— (c)	— (c)	— (c)

$11.55	$11.41	$11.21	$12.02

4.60%	10.86%	-0.88%	10.34%

$14,154	$4,199	$4,084	$20,251
1.49%	1.48%	1.46%	1.50%
3.90%	4.26%	4.58%	4.88%
43%	72%	98%	95%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements	March 31, 2015

(Unaudited)

NOTE 1. ORGANIZATION

The Iron Strategic Income Fund (the “Fund”) is organized as a diversified series of the Unified Series Trust (the “Trust”). The Fund commenced operations on October 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Iron Financial, LLC (the “Adviser”).

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Institutional Class shares were first offered to the public on October 11, 2006; and Investor Class shares were first offered to the public on February 2, 2009. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses not specifically allocated to a class are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Swap Agreements – Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specific notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the over-the-counter (“OTC”) market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These centrally cleared swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM.

The Fund may enter into credit default swap agreements. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by designating liquid assets on the Fund’s books and records. Upon entering into a credit default swap, the Fund is required to satisfy an initial margin

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

requirement by delivering cash or securities. Subsequent payments are made or received by the Fund each day to settle daily fluctuations in the value of the contract (“variation margin”); which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform. Please see Note 4 for information on swap agreement activity during the period ended March 31, 2015.

Security loans – Under the terms of the securities lending agreement with U.S. Bank, the Fund may make loans of its portfolio securities (in an amount up to 25% of Fund net assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the SEC, the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the fair value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in fair value; (5) the Fund may pay only reasonable fees in connection with the loan; and (6) the Fund must be

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

able to vote proxies on the securities loaned as deemed appropriate by the Adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). At all times the margin of collateral to fair value of loaned securities shall be at least 102%. As of March 31, 2015, the Fund loaned securities having a fair value of $4,772,993 and received $4,997,189 of cash collateral for the loan from the following counterparties: BMO Capital Markets Corp, National Financial Services, LLC, J.P. Morgan Clearing Corp., SG Americas Securities, LLC, and TD Ameritrade Clearing, Inc. This cash was invested in money market securities.

Futures Contracts – The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may enter into futures contracts, including, but not limited to, interest rate, commodity and index futures. The Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than purchasing the futures contract.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Transactions in written options by the Fund during the period ended March 31, 2015, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at September 30, 2014	—	$—
Options written	101	4,963
Options expired	(100)	(4,923)
Options closed	(1)	(40)

Options outstanding at March 31, 2015	—	$—

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Derivative instruments that the Fund invests in, such as swap agreements, are generally traded over-the-counter. The credit default swaps the Fund invests in will generally be valued at the mean of bid and ask prices provided by a major credit default swap pricing provider and will generally be classified as Level 2 securities.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities, including corporate bonds and convertible notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), may be valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be classified as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

(including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Corporate Bonds*	$—	$20,759,216	$—	$20,759,216
Convertible Notes*	—	32,062,347	—	32,062,347
U.S. Treasury Obligations	—	1,999,606	—	1,999,606
Mutual Funds	96,000,666	—	—	96,000,666
Exchange-Traded Funds	15,433,532	—	—	15,433,532
Money Market Securities	160,701,289	—	—	160,701,289
Long/Short Futures Contracts**	3,351	—	—	3,351
Total	$272,138,838	$54,821,169	$—	$326,960,007
*	See schedule of investments for additional country information related to corporate bonds and convertible notes.
**	The amount shown represents the gross unrealized appreciation (depreciation) of the futures contracts.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the period ended March 31, 2015.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may obtain exposure to the fixed income market by investing in derivatives. The Fund may also use derivative instruments for any purpose consistent with its investment objective including hedging or managing risk or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” gains in the value of the Fund’s securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in its portfolio, or creating alternative exposure to debt securities. The Fund may also use derivatives to establish a position in the fixed income markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional debt securities would allow.

The Fund enters into credit derivatives, such as credit default swaps, to gain exposure to or to mitigate specific forms of credit risk. Swaps expose the Fund to counterparty risk (described below). The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

In a credit default swap, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. If physically settled, this value is obtained by delivering a debt security of the reference issuer to one party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). If cash settled, the two payment streams are netted out with the Fund receiving or paying only the net amount of the two payments. The Fund is usually a buyer of credit default swaps. When a credit event occurs as defined under the terms of the credit default swap contract, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

equal to the par value of the defaulted reference entity less its recovery value. The maximum potential amount of future payments that the Fund as a buyer of protection may receive if a credit event occurs is an amount equal to the notional amount of the contract. As of March 31, 2015, there were no outstanding swap contracts held by the Fund.

Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. In the event of the default or bankruptcy of a swap contract counterparty, the Fund will have contractual remedies pursuant to the swap contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

With centrally cleared swaps, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts.

To mitigate counterparty risk on swap agreements, the Fund may require the counterparty to post collateral to the Fund’s custodian to cover the Fund’s exposure. This collateral is generally in cash and is invested in a money market fund. A counterparty may also require the Fund to post collateral to a segregated account at the Fund’s custodian. As of March 31, 2015, the Fund did not hold any centrally cleared credit default swap agreements.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

The following tables identify the location and fair value of derivative instruments on the Statements of Assets and Liabilities as of March 31, 2015, and the effect of derivative instruments on the Statement of Operations for the period ended March 31, 2015.

At March 31, 2015:

Derivatives – Foreign Exchange Risk	Location of Derivatives on Statement of Assets & Liabilities
Long/Short currency futures contracts	Receivable for net variation margin on future contracts	$2,563

For the period ended March 31, 2015:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk: Long/Short Currency futures contracts	Net realized and unrealized gain (loss) on future contracts	$(34,170)	$3,351
Equity Risk: Written Option Contracts	Net realized and unrealized gain (loss) on written options	$(8,008)	$—
Credit Risk: Credit Default Swap Agreements	Net realized and unrealized gain (loss) on swap contracts	$(1,505,831)	$(2,267,087)

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2015.

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Securities Loaned	$4,997,189	$—	$4,997,189	$(4,997,189)	$—	$—
	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Futures Contracts	$2,563	$—	$2,563	$—	$(2,563)	$—

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the period ended March 31, 2015, the Adviser earned a fee of $1,779,046 from the Fund. At March 31, 2015, the Fund owed the Adviser $278,212 for advisory services.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

ended March 31, 2015, HASI earned fees of $110,988 for administrative services provided to the Fund. At March 31, 2015, HASI was owed $37,984 by the Fund for administrative services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period ended March 31, 2015, HASI earned fees of $33,704 from the Fund for transfer agent services. For the period ended March 31, 2015, HASI earned fees of $45,092 from the Fund for fund accounting services. At March 31, 2015, the Fund owed HASI $10,228 for transfer agent services and $15,329 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the period ended March 31, 2015.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal Distributor of the Fund’s shares. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the period ended March 31, 2015, the 12b-1 expense incurred by the Investor Class was $28,889. The Fund owed the Adviser $4,463 for 12b-1 fees as of March 31, 2015.

The Fund has an Administration Plan (the “Admin Plan”) with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund, the Fund’s distributor or the Adviser. Financial intermediaries eligible to receive payments under the Admin Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders.

For purposes of the Admin Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; and (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

information with other customer transactions; and (m) furnishing monthly and year-end statements and confirmations of purchases, exchanges and redemptions. For the period ended March 31, 2015, the Investor class incurred $11,556 in Admin Plan Fees. At March 31, 2015, the Fund owed the Adviser $1,785 for Admin Plan Fees.

NOTE 6. INVESTMENT TRANSACTIONS

For the period ended March 31, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$22,086,679
Other	53,469,339
Sales
U.S. Government Obligations	$22,100,703
Other	172,413,923

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At March 31, 2015, Charles Schwab owned, as record shareholder, 43.95% of the outstanding shares of the Fund. It is not known whether Charles Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 9. FEDERAL TAX INFORMATION

As of March 31, 2015, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross appreciation	$2,494,702
Gross depreciation	(5,686,974)

Net appreciation (depreciation)on investments	$(3,192,272)

At March 31, 2015, the aggregate cost of securities for federal income tax purposes was $330,148,928 for the Fund.

The tax characterization of distributions paid for the fiscal years ended September 30, 2014 and September 30, 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary Income*	$19,014,607	$15,738,741
Return of Capital	—	—
Long-Term Capital Gain	—	—

Total Distributions	$19,014,607	$15,738,741

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

As of September 30, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,560,959
Undistributed long-term capital gain	8,462,212
Accumulated capital and other losses	(1,079,087)
Unrealized appreciation (depreciation)	(391,837)

$9,552,247

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 9. FEDERAL TAX INFORMATION – continued

As of September 30, 2014, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales and the tax treatment of credit default swaps and contingent payment debt instruments.

As of September 30, 2014, accumulated capital and other losses consist of:

Post October Losses	Capital Loss Carryforwards	Total
$1,079,087	$—	$1,079,087

NOTE 10. RESTRICTED SECURITIES

The Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At March 31, 2015, the aggregate value of such securities amounted to $3,647,812 and value amounts to 1.13% of the net assets of the Fund.

	Acquisition Date	Shares or Principal Amount	Amortized Cost	Value
Huron Consulting Group, Inc., 1.250%, 10/1/2019 (a)	9/4/2014	$1,000,000	$1,000,000	$1,105,000
IAS Operating Partnership LP, 5.000%, 3/15/2018	9/13/2013	1,000,000	945,434	965,000
Live Nation Entertainment, Inc., 2.500%, 5/15/2019	7/10/2014	1,500,000	1,562,663	1,577,812

				$3,647,812

(a)	The security was purchased on multiple dates with the initial purchase date shown.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2015

(Unaudited)

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since March 31, 2015, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

IRON STRATEGIC INCOME FUND

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 322-0575 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Latavia M. Evans, Interim Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Iron Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn, LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.,

Member FINRA/SIPC

www.ironfunds.com

IRON STRATEGIC INCOME FUND

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FCI Bond Fund

Semi-Annual Report

March 31, 2015

Fund Advisor:

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

Toll Free (877) 627-8504

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(for the periods ended March 31, 2015)

			Average Annual Returns
	Six Months	1 Year	5 Year	Since Inception (October 4, 2005)
FCI Bond Fund	1.84%	3.02%	3.40%	4.29%
Barclays Capital U.S. Intermediate Government/ Credit Bond Index®**	2.35%	3.58%	3.52%	4.38%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 28, 2015 were 0.81% of average daily net assets (0.80% after fee waivers/expense reimbursements by Financial Counselors, Inc. (the “Adviser”)). The Fund’s Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding: brokerage fees and commissions; borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold short); taxes, any 12b-1 fees; any indirect expenses such as acquired fund fees and expenses; and extraordinary litigation expenses do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2016, subject to the Adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 0.80% expense cap. This expense cap may not be terminated prior to this date except by the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Barclays Intermediate Government/Credit Bond Index® is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. member FINRA.

1

INVESTMENT RESULTS – (Unaudited) (continued)

Comparison of the Growth of a $250,000 Investment in the FCI Bond Fund and

the Barclays Capital U.S. Intermediate Government/Credit Bond Index*

The chart above assumes an initial investment of $250,000 made on October 4, 2005 for the Fund (commencement of Fund operations) and held through March 31, 2015. The Barclays Intermediate U.S. Government/Credit Bond Index® is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

2

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income and capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3

SUMMARY OF FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, October 1, 2014 to March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period* October 1, 2014 – March 31, 2015
Actual	$1,000.00	$1,018.40	$4.03
Hypothetical**	$1,000.00	$1,020.94	$4.03

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes a 5% return before expenses.

4

FCI BOND FUND

SCHEDULE OF INVESTMENTS

March 31, 2015 (Unaudited)

CORPORATE BONDS – 68.24%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 57.06%
21st Century Fox America, Inc., 4.500%, 2/15/2021	$800,000	$887,278
Agilent Technologies, Inc., 5.000%, 7/15/2020	300,000	327,526
American International Group, Inc., 5.850%, 1/16/2018	1,075,000	1,201,704
Anheuser-Busch InBev Worldwide, Inc., 7.750%, 1/15/2019	75,000	90,840
Anthem, Inc., 2.375%, 2/15/2017	500,000	510,537
Applied Materials, Inc., 4.300%, 6/15/2021	225,000	246,194
Associated Banc-Corp, 5.125%, 3/28/2016	300,000	310,849
Associates Corp. NA, 6.950%, 11/1/2018	200,000	233,109
AT&T, Inc., 2.950%, 5/15/2016	675,000	689,965
Bank of America Corp., 6.875%, 4/25/2018	500,000	572,329
Bank of America Corp., 5.650%, 5/1/2018	1,000,000	1,110,057
BB&T Corp., 1.450%, 1/12/2018	500,000	501,196
BlackRock, Inc., 5.000%, 12/10/2019	500,000	569,609
Capital One Financial Corp., 6.750%, 9/15/2017	500,000	562,851
CareFusion Corp., 1.450%, 5/15/2017	310,000	310,394
Celgene Corp., 3.625%, 5/15/2024	500,000	520,624
Citigroup, Inc., 1.250%, 1/15/2016	400,000	401,186
Citigroup, Inc., 6.125%, 11/21/2017	400,000	444,708
Citigroup, Inc., 5.375%, 8/9/2020	550,000	630,019
CVS Health Corp., 5.750%, 6/1/2017	400,000	439,476
CVS Health Corp., 4.750%, 5/18/2020	225,000	254,599
Discover Financial Services, 5.200%, 4/27/2022	475,000	529,688
Fifth Third Bancorp., 3.625%, 1/25/2016	340,000	347,381
Ford Motor Credit Co. LLC, 3.000%, 6/12/2017	900,000	928,013
General Electric Capital Corp., 6.000%, 8/7/2019	500,000	584,658
Goldman Sachs Group, Inc./The, 5.350%, 1/15/2016	600,000	620,677
Goldman Sachs Group, Inc./The, 5.375%, 3/15/2020	225,000	255,488
Goldman Sachs Group, Inc./The, 6.000%, 6/15/2020	400,000	467,395
Hartford Financial Services Group, Inc., 5.375%, 3/15/2017	175,000	187,986
Home Depot, Inc./The, 5.400%, 3/1/2016	600,000	626,510
Huntington National Bank/The, 5.375%, 2/28/2019	250,000	262,180
Intuit, Inc., 5.750%, 3/15/2017	250,000	270,988
Jefferies Group LLC, 3.875%, 11/9/2015	200,000	202,717
JPMorgan Chase & Co., 6.000%, 1/15/2018	1,225,000	1,370,738
Juniper Networks, Inc., 4.600%, 3/15/2021	625,000	665,707
Lazard Group LLC, 6.850%, 6/15/2017	50,000	55,577
MetLife, Inc., 6.817%, 8/15/2018	510,000	594,844
Morgan Stanley, 5.375%, 10/15/2015	325,000	332,989
Morgan Stanley, 5.500%, 7/28/2021	656,000	762,035
PNC Bank NA, 1.300%, 10/3/2016	500,000	503,185
Prudential Financial, Inc., 4.750%, 9/17/2015	200,000	203,592
Prudential Financial, Inc., 5.500%, 3/15/2016	310,000	323,917

See accompanying notes which are an integral part of these financial statements.

5

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2015 (Unaudited)

CORPORATE BONDS – 68.24% – (continued)	Principal Amount	Fair Value
Corporate Bonds – Domestic – 57.06% – continued
Prudential Financial, Inc., 7.375%, 6/15/2019	$400,000	$484,796
Schlumberger Ltd., 3.650%, 12/1/2023	450,000	480,120
Sempra Energy, 6.500%, 6/1/2016	250,000	266,043
Simon Property Group LP, 6.125%, 5/30/2018	500,000	570,069
Starbucks Corp., 6.250%, 8/15/2017	300,000	335,171
SunTrust Banks, Inc., 6.000%, 9/11/2017	400,000	442,609
Synchrony Financial, 3.750%, 8/15/2021	500,000	518,931
Time Warner, Inc., 3.400%, 6/15/2022	800,000	822,930
U.S. Bank NA, 0.377%, 4/22/2016 (a)	500,000	500,117
Verizon Communications, Inc., 2.450%, 11/1/2022	600,000	582,590
Viacom, Inc., 3.875%, 12/15/2021	800,000	838,328
Wells Fargo & Co., 5.625%, 12/11/2017	450,000	500,165

TOTAL CORPORATE BONDS – DOMESTIC (Cost $26,424,949)		27,253,184

Corporate Bonds – Australia – 0.83%
Westpac Banking Corp., 4.875%, 11/19/2019	350,000	393,861

Corporate Bonds – Canada – 8.46%
Bank of Montreal, 2.500%, 1/11/2017	1,000,000	1,028,624
Bank of Nova Scotia/The, 2.550%, 1/12/2017	1,000,000	1,027,173
Canadian Pacific Railway Co., 6.500%, 5/15/2018	31,000	35,396
EnCana Corp., 3.900%, 11/15/2021	450,000	471,606
Manulife Financial Corp., 3.400%, 9/17/2015	450,000	455,593
Toronto-Dominion Bank/The, 2.500%, 7/14/2016	1,000,000	1,023,143

		4,041,535

Corporate Bond – Isle of Man – 0.69%
AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022	350,000	330,374

Corporate Bond – Netherlands – 1.20%
Deutsche Telekom International Finance BV, 5.750%, 3/23/2016	100,000	104,683
Deutsche Telekom International Finance BV, 6.000%, 7/8/2019	400,000	466,126

		570,809

TOTAL CORPORATE BONDS – FOREIGN (Cost $5,276,648)		5,336,579

TOTAL CORPORATE BONDS (Cost $31,701,597)		32,589,763

See accompanying notes which are an integral part of these financial statements.

6

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2015 (Unaudited)

U.S. TREASURY OBLIGATIONS – 18.34%	Principal Amount	Fair Value
U.S. Treasury Note, 1.625%, 4/30/2019	$600,000	$609,985
U.S. Treasury Note, 2.250%, 7/31/2021	1,750,000	1,814,941
U.S. Treasury Note, 2.500%, 8/15/2023	400,000	421,000
U.S. Treasury Note, 2.750%, 2/15/2024	5,518,000	5,914,176

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,493,301)		8,760,102

U.S. GOVERNMENT AGENCIES – 7.17%
Federal Home Loan Banks, 2.000%, 10/9/2024	800,000	799,845
Federal Home Loan Banks, 2.000%, 11/28/2029	200,000	203,321
Federal National Mortgage Association, 2.400%, 11/7/2024	600,000	591,421
Federal National Mortgage Association, 2.000%, 12/30/2024	800,000	798,938
Federal National Mortgage Association, 1.000%, 1/30/2030	600,000	596,129
Federal National Mortgage Association, 2.000%, 7/30/2032	435,000	435,559

TOTAL U.S. GOVERNMENT AGENCIES (Cost $3,403,968)		3,425,213

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES – 4.82%
Federal Home Loan Mortgage Corp., Pool #A57160, 5.500%, 2/1/2037	45,933	51,938
Federal National Mortgage Association, Pool #832949, 5.000%, 9/1/2035	44,209	49,110
Federal National Mortgage Association, Pool #832949, 5.000%, 9/1/2035	39,288	43,722
Federal National Mortgage Association, Pool #745133, 5.500%, 11/1/2035	73,342	82,832
Federal National Mortgage Association, Pool #845573, 5.500%, 1/1/2036	79,441	91,271
Federal National Mortgage Association, Pool #878104, 5.500%, 4/1/2036	29,309	33,206
Federal National Mortgage Association, Pool #MA1604, 4.000%, 12/1/2041	671,285	719,661
Federal National Mortgage Association, Pool #AB4300, 3.500%, 1/1/2042	452,584	476,124
Federal National Mortgage Association, Pool #AI8577, 3.000%, 8/1/2042	734,821	753,392

TOTAL U.S. GOVERNMENT MORTGAGE BACKED AGENCIES (Cost $2,234,049)		2,301,256

See accompanying notes which are an integral part of these financial statements.

7

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2015 (Unaudited)

PREFERRED STOCKS – 0.11%	Shares	Fair Value
Federal National Mortgage Association, Series S, 8.250%	12,000	$49,920

TOTAL PREFERRED STOCKS (Cost $300,000)		49,920

MONEY MARKET SECURITIES – 0.58%
Fidelity Institutional – Government Portfolio – Class I, 0.01% (b)	278,826	278,826

TOTAL MONEY MARKET SECURITIES (Cost $278,826)		278,826

TOTAL INVESTMENTs – 99.26% (Cost $46,411,741)		47,405,080

Other Assets in Excess of Liabilities – 0.74%		353,344

TOTAL NET ASSETS – 100.00%		$47,758,424

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2015.
(b)	Rate disclosed is the seven day yield as of March 31, 2015.

See accompanying notes which are an integral part of these financial statements.

8

FCI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015 – (Unaudited)

Assets
Investments in securities at fair value (cost $46,411,741)	$47,405,080
Receivable for fund shares sold	25,571
Dividends and interest receivable	373,959
Prepaid expenses	7,387

Total Assets	47,811,997

Liabilities
Payable for fund shares redeemed	12,356
Payable to Adviser	14,585
Payable to administrator, fund accountant, and transfer agent	7,667
Payable to custodian	690
Payable to trustees	2,744
Other accrued expenses	15,531

Total Liabilities	53,573

Net Assets	$47,758,424

Net Assets consist of:
Paid-in capital	$47,081,574
Accumulated undistributed net investment income	40,658
Accumulated undistributed net realized loss from investments	(357,147)
Net unrealized appreciation on investments	993,339

Net Assets	$47,758,424

Shares outstanding (unlimited number of shares authorized, no par value)	4,545,057

Net asset value (“NAV”) and offering price per share	$10.51

Redemption price per share (NAV * 99%) (a)	$10.40

(a)	The Fund charges a 1.00% redemption fee on shares redeemed in 60 days or less of purchase. Share are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

9

FCI BOND FUND

STATEMENT OF OPERATIONS

For the six months ended March 31, 2015 – (Unaudited)

Investment Income
Dividend income	$22
Interest income	641,106

Total investment income	641,128

Expenses
Investment Adviser fee	95,696
Administration expenses	18,997
Fund accounting expenses	11,868
Transfer agent expenses	18,134
Legal expenses	12,583
Registration expenses	4,666
Custodian expenses	3,655
Audit expenses	7,898
Trustee expenses	7,455
Insurance expense	2,222
Pricing expenses	4,765
Report printing expense	5,686
CCO expense	4,490
Miscellaneous expenses	672

Total expenses	198,787

Fees waived and reimbursed by Adviser	(7,411)

Net operating expenses	191,376

Net investment income	449,752

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	168,538
Net change in unrealized appreciation of investment securities	266,565

Net realized and unrealized gain on investments	435,103

Net increase in net assets resulting from operations	$884,855

See accompanying notes which are an integral part of these financial statements.

10

FCI BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2015 (Unaudited)	For the Year Ended September 30, 2014
Decrease in Net Assets due to:
Operations
Net investment income	$449,752	$890,672
Net realized gain on investment securities transactions	168,538	125,160
Net change in unrealized appreciation of investment securities	266,565	184,149

Net increase in net assets resulting from operations	884,855	1,199,981

Distributions
From net investment income	(458,689)	(905,366)
From net realized gains	—	(188,744)

Total distributions	(458,689)	(1,094,110)

Capital Transactions
Proceeds from shares sold	2,666,304	12,605,491
Reinvestment of distributions	39,974	89,274
Amount paid for shares redeemed	(3,731,044)	(13,557,334)

Net decrease in net assets resulting from capital transactions	(1,024,766)	(862,569)

Total Decrease in Net Assets	(598,600)	(756,698)

Net Assets
Beginning of period	48,357,024	49,113,722

End of period	$47,758,424	$48,357,024

Accumulated undistributed net investment income included in net assets at end of period	$40,658	$49,595

Share Transactions
Shares sold	254,419	1,203,656
Shares issued in reinvestment of distributions	3,831	8,566
Shares redeemed	(355,815)	(1,296,819)

Net decrease in shares outstanding	(97,565)	(84,597)

See accompanying notes which are an integral part of these financial statements.

11

FCI BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	For the Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30,
			2014	2013	2012	2011	2010
Selected Per Share Data:
Net asset value, beginning of period	$10.42		$10.39	$10.79	$10.43	$10.86	$10.47

Income (loss) from investment operations:
Net investment income	0.10		0.20	0.20	0.31	0.36	0.43
Net realized and unrealized gains (losses)	0.09		0.07	(0.29)	0.42	(0.22)	0.40

Total income (loss) from investment operations	0.19		0.27	(0.09)	0.73	0.14	0.83

Less distributions:
From net investment income	(0.10)		(0.20)	(0.19)	(0.32)	(0.36)	(0.42)
From net realized gain	–		(0.04)	(0.12)	(0.05)	(0.21)	(0.02)

Total distributions	(0.10)		(0.24)	(0.31)	(0.37)	(0.57)	(0.44)

Paid in capital from redemption fees	–		–	–	– (a)	–	– (a)

Net asset value, end of period	$10.51		$10.42	$10.39	$10.79	$10.43	$10.86

Total Return (b)	1.84	%(c)	2.58%	(0.83)%	7.17%	1.45%	8.12%
Ratios and Supplemental Data:
Net assets, end of period (000)	$47,758		$48,357	$49,114	$58,025	$33,599	$35,145
Ratio of expenses to average net assets	0.80	%(d)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	0.83	%(d)	0.81%	0.77%	0.88%	0.87%	0.96%
Ratio of net investment income to average net assets	1.88	%(d)	1.85%	1.82%	2.93%	3.37%	3.97%
Ratio of net investment income to average net assets before reimbursement/ recoupment	1.85	%(d)	1.84%	1.85%	2.85%	3.30%	3.81%
Portfolio turnover rate	18	%(c)	42%	72%	66%	55%	63%

(a)	Redemption fees resulted in less than $0.005 per share in each period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not Annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

12

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2015 (Unaudited)

NOTE 1. ORGANIZATION

The FCI Bond Fund (“the Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on October 4, 2005. The investment adviser to the Fund is Financial Counselors, Inc. (the “Adviser”). The Fund seeks to provide total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investments Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of and during the period ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2015, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified in the components of

13

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2015 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a quarterly basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

14

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2015 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is most significant to the fair value measurement in its entirety.

Equity securities, including preferred stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, foreign corporate bonds, U.S. government agencies and U.S. government mortgage backed agencies, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. All foreign bonds are denominated in U.S. dollars. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

15

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2015 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at March 31, 2015 in valuing the Fund’s assets carried at fair value:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Domestic Corporate Bonds	$–	$27,253,184	$–	$27,253,184
Foreign Corporate Bonds	–	5,336,579	–	5,336,579
U.S. Treasury Obligations	–	8,760,102	–	8,760,102
U.S. Government Agencies	–	3,425,213	–	3,425,213
U.S. Government Mortgage Backed Agencies	–	2,301,256	–	2,301,256
Preferred Stocks	49,920	–	–	49,920
Money Market Securities	278,826	–	–	278,826
Total	$328,746	$47,076,334	$–	$47,405,080

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the period ended March 31, 2015, the Fund had no transfers between Levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

16

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2015 (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the period ended March 31, 2015, the Adviser earned fees of $95,696 from the Fund. At March 31, 2015, the Adviser was owed $14,585 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as fees and expenses of other investment companies acquired by the Fund) do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2016.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at March 31, 2015, were as follows:

Amount	Subject to Repayment Until September 30,
$28,588	2015
11,047	2017
7,411	2018

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period ended March 31, 2015, HASI earned fees of $18,997 for administrative services provided to the Fund. At March 31, 2015, HASI was owed $3,108 by the Fund for administrative services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period ended March 31, 2015, HASI earned fees of $18,134 from the Fund for transfer agent services. For the period ended March 31, 2015, HASI earned fees of $11,868 from the Fund for fund accounting services. At March 31, 2015, HASI was owed $1,936 by the Fund for fund accounting services. At March 31, 2015, the Fund owed HASI $2,623 for transfer agent services.

Huntington National Bank (the “Custodian”) serves as custodian of the Fund’s investments. For the period ended March 31, 2015, the Custodian earned fees of $3,655 from the Fund for custody services provided to the Fund. At March 31, 2015, the Custodian was owed $690 by the Fund for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund during the period ended March 31, 2015.

17

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2015 (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and the Custodian. A Trustee of the Trust is a member of management of the Custodian and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended March 31, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$1,800,670
Other	6,561,303
Sales
U.S. Government Obligations	$3,419,821
Other	5,645,228

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At March 31, 2015, affiliated entities of Midwest Trust Company, affiliates of the Adviser, for the benefit of its customers, owned 91.47% of the Fund. As a result, Midwest Trust Company may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

As of March 31, 2015, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$1,296,218
Gross (Depreciation)	(302,879)

Net Appreciation on Investments	$993,339

At March 31, 2015, the aggregate cost of securities for federal income tax purposes was $46,411,741 for the Fund.

18

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2015 (Unaudited)

NOTE 8. FEDERAL TAX INFORMATION – continued

The tax characterization of distributions for the fiscal years ended September 30, 2014 and September 30, 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary Income*	$905,880	$1,257,591
Long-Term Capital Gain	188,230	395,936

Total Distributions	$1,094,110	$1,653,527

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$49,595
Capital Loss Carryforward	(525,685)
Net Unrealized appreciation (depreciation)	726,774

$250,684

As of September 30, 2014, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $525,685.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since March 31, 2015, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

19

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Zachary P. Richmond, Chief Financial Officer
    and Treasurer

Latavia M. Evans, Interim Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

20

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

21

Spouting Rock/Convex

Dynamic Global Macro

Fund

Semi-Annual Report

March 31, 2015

Fund Adviser:

Spouting Rock Fund Management

100 Matsonford Road

Five Radnor Corporate Center

Suite 441

Radnor, PA 19087

Toll Free: (844) 834-6478

Investment Results (Unaudited)

Total Return*

(for the period ended March 31, 2015)

Since Inception (November 24, 2014)
Spouting Rock/Convex Dynamic Global Macro Fund – Institutional Class	2.18%
Spouting Rock/Convex Dynamic Global Macro Fund – Advisor Class	2.17%
BofA Merrill Lynch 3-month U.S. Treasury Bill Index**	0.00%
As disclosed in the Fund’s current prospectus, the total annual operating expense ratios were
1.90% (Net) and 2.34% (Gross) (Institutional Class); and 2.30% (Net) and 2.74% (Gross) (Advisor
Class). The net expense ratios reflect a contractual management fee waiver through January 31,
2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. Additional information pertaining to the Fund’s expense ratios as of
March 31, 2015 can be found in the financial highlights.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. An individual cannot invest directly in an index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-844-834-6478.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

1

Fund Holdings (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Spouting Rock/Convex Dynamic Global Macro Fund is positive absolute returns.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2

Summary of Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 24, 2014 to March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value, March 31, 2015	Expenses Paid During Period		Annualized Expense Ratio
Spouting Rock/Convex Dynamic Global Macro Fund
Institutional Class
Actual	$1,000.00	$1,021.80	$6.03	*	1.70%
Hypothetical **	$1,000.00	$1,016.45	$8.55		1.70%

Advisor Class
Actual	$1,000.00	$1,021.70	$7.44	*	2.10%
Hypothetical **	$1,000.00	$1,014.46	$10.55		2.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 128/365 (to reflect the period since commencement of operations on November 24, 2014).
**	Assumes a 5% return before expenses. The hypothetical example is calculated based on a six month period from October 1, 2014 to March 31, 2015. Accordingly, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the six month period, multiplied by 182/365 (to reflect the one-half year period).

3

Schedule of Investments (Unaudited)

March 31, 2015

	Shares	Fair Value
Exchange-Traded Funds – 97.97%
Consumer Discretionary Select Sector SPDR Fund	838	$62,959
Consumer Staples Select Sector SPDR Fund	667	32,510
Health Care Select Sector SPDR Fund	600	43,500
Industrial Select Sector SPDR Fund	527	29,391
iShares 20+ Year Treasury Bond ETF	625	81,681
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,013	123,292
iShares MSCI EMU ETF	774	29,861
iShares MSCI France ETF	700	18,186
iShares MSCI Germany Index Fund	1,930	57,591
iShares MSCI Hong Kong Index Fund	1,000	21,930
iShares MSCI India ETF	2,360	75,732
iShares MSCI Italy Index Fund	900	13,320
iShares MSCI Japan Index Fund	6,086	76,258
iShares MSCI Spain Capped ETF	1,560	54,257
Powershares QQQ Trust Series 1	580	61,248
Schwab U.S. Small-Cap ETF	540	31,093
SPDR Barclays High Yield Bond ETF	1,205	47,260
SPDR Dow Jones International Real Estate ETF	1,717	74,380
SPDR S&P 500 ETF Trust	592	122,207
Technology Select Sector SPDR Fund	783	32,447
Vanguard Intermediate-Term Bond ETF	889	76,641
Vanguard Mid-Cap ETF	328	43,526
Vanguard Mid-Cap Growth ETF	408	44,072
Vanguard Mid-Cap Value ETF	1,107	101,744
Vanguard REIT ETF	165	13,872
Vanguard Small-Cap Growth ETF	491	64,704
Vanguard Small-Cap Value ETF	435	47,589
Vanguard Value ETF	607	50,806
WisdomTree Europe Hedged Equity Fund	2,607	172,427
WisdomTree Japan Hedged Equity Fund	1,720	94,806

Total Exchange-Traded Funds (Cost $1,767,115)		1,799,290

Money Market Securities – 3.74%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.14%(a)	68,615	68,615

Total Money Market Securities (Cost $68,615)		68,615

Total Investments – 101.71% (Cost $1,835,730)		1,867,905

Liabilities in Excess of Other Assets – (1.71)%		(31,394)

TOTAL NET ASSETS – 100.00%		$1,836,511

(a)	Rate disclosed is the seven day yield as of March 31, 2015.

See accompanying notes which are an integral part of these financial statements.

4

Statement of Assets and Liabilities (Unaudited)

March 31, 2015

Assets
Investments in securities at fair value (cost $1,835,730)	$1,867,905
Receivable for investments sold	40,337
Dividends receivable	988
Receivable from Adviser	54,303
Deferred offering costs	11,041
Prepaid expenses	4,258
Total Assets	1,978,832
Liabilities
Payable for investments purchased	92,266
Payable to administrator, fund accountant, and transfer agent	15,393
Accrued 12b-1 fees – Advisor class	1
Accrued Administrative Service fees – Advisor class	2
Payable to custodian	637
Payable to trustees	6,114
Other accrued expenses	27,908
Total Liabilities	142,321
Net Assets	$1,836,511
Net Assets consist of:
Paid-in capital	$1,809,756
Accumulated undistributed net investment (loss)	(2,746)
Accumulated undistributed net realized loss from investment transactions	(2,674)
Net unrealized appreciation on investments	32,175
Net Assets	$1,836,511
Net Assets: Institutional Class	$1,831,394
Shares outstanding (unlimited number of shares authorized, no par value)	179,831
Net asset value, offering and redemption price per share	$10.18
Net Assets: Advisor Class	$5,117
Shares outstanding (unlimited number of shares authorized, no par value)	503
Net asset value, offering and redemption price per share	$10.18 (a)
(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

5

See accompanying notes which are an integral part of these financial statements.

Statement of Operations (Unaudited)

For the period ended March 31, 2015(a)

Investment Income
Dividend income	$11,060
Total investment income	11,060
Expenses
Investment Adviser fee	6,246
12b-1 fee – Advisor class	4
Administrative Service fee – Advisor class	3
Administration expenses	11,006
Fund accounting expenses	7,623
Transfer agent expenses	16,177
Legal expenses	10,263
Custodian expenses	1,387
Audit expenses	6,585
Trustee expenses	6,114
Insurance expense	1,636
Pricing expenses	367
Report printing expense	4,115
Offering expense	4,634
Organizational expense	9,983
CCO expense	2,933
Miscellaneous expenses	4,091
Total expenses	93,167
Fees waived and expenses reimbursed by Adviser	(84,310)
Net operating expenses	8,857
Net investment income	2,203
Net Realized and Unrealized Gain on Investments
Net realized loss on investment transactions	(2,674)
Net change in unrealized appreciation of investments	32,175
Net realized and unrealized gain on investments	29,501
Net increase in net assets resulting from operations	$31,704
(a)	For the period November 24, 2014 (commencement of operations) to March 31, 2015.

6

See accompanying notes which are an integral part of these financial statements.

Statement of Changes in Net Assets

For the Period Ended March 31, 2015(a) (Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,203
Net realized (loss) on investment transactions	(2,674)
Net change in unrealized appreciation of investments	32,175
Net increase in net assets resulting from operations	31,704
Distributions
From net investment income – Institutional Class	(4,931)
From net investment income – Advisor Class	(18)
Total distributions	(4,949)
Capital Transactions – Institutional Class
Proceeds from shares sold	1,799,797
Reinvestment of distributions	4,931
Total Institutional Class	1,804,728
Capital Transactions – Advisor Class
Proceeds from shares sold	5,010
Reinvestment of distributions	18
Total Advisor Class	5,028
Net increase in net assets resulting from capital transactions	1,809,756
Total Increase in Net Assets	1,836,511
Net Assets
Beginning of period	–
End of period	$1,836,511
Accumulated net investment loss included in net assets at end of period	$(2,746)
Share Transactions – Institutional Class
Shares sold	179,341
Shares issued in reinvestment of distributions	490
Total Institutional Class	179,831
Share Transactions – Advisor Class
Shares sold	501
Shares issued in reinvestment of distributions	2
Total Advisor Class	503
Net increase in shares outstanding	180,334

(a)	For the period November 24, 2014 (commencement of operations) to March 31, 2015.

7

See accompanying notes which are an integral part of these financial statements.

Spouting Rock/Convex Dynamic Global Macro Fund –

Institutional Class Financial Highlights

(For a share outstanding during the period)

	For the Period Ended March 31, 2015(a) (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.02

Net realized and unrealized gain (loss) on investments	0.20

Total from investment operations	0.22

Less distributions to shareholders:

From net investment income	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$10.18

Total Return(b)	2.18	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1,831

Ratio of expenses to average net assets	1.70	%(d)

Ratio of expenses to average net assets before waiver and reimbursement	17.75	%(d)

Ratio of net investment income to average net assets	0.42	%(d)

Portfolio turnover rate	77	%(c)

(a)	For the period November 24, 2014 (commencement of operations) to March 31, 2015.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

8

See accompanying notes which are an integral part of these financial statements.

Spouting Rock/Convex Dynamic Global Macro Fund –

Advisor Class Financial Highlights

(For a share outstanding during the period)

	For the Period Ended March 31, 2015(a) (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.01

Net realized and unrealized gain (loss) on investments	0.21

Total from investment operations	0.22

Less distributions to shareholders:

From net investment income	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$10.18

Total Return(b)	2.17	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$5

Ratio of expenses to average net assets	2.10	%(d)

Ratio of expenses to average net assets before waiver and reimbursement	61.36	%(d)

Ratio of net investment income to average net assets	0.10	%(d)

Portfolio turnover rate	77	%(c)

(a)	For the period November 24, 2014 (commencement of operations) to March 31, 2015.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

9

See accompanying notes which are an integral part of these financial statements.

Notes to the Financial Statements (Unaudited)

March 31, 2015

NOTE 1 – ORGANIZATION

Spouting Rock/Convex Dynamic Global Macro Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 11, 2014. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on November 24, 2014. Spouting Rock Fund Management (the “Adviser”) serves as investment adviser to the Fund. The Adviser has retained Convex Capital Management, LLC (“Convex” or the “Sub-Adviser”) to serve as sub-adviser to the Fund. The objective of the Fund is to seek positive absolute returns.

The Fund currently offers two classes of shares, Institutional Class and Advisor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund with each other share of that class and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Trustees. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to

10

Notes to the Financial Statements (Unaudited) (continued)

March 31, 2015

unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net investment income, net realized long-term capital gains and net realized short-term capital gains at least once per year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

NOTE 3 – SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

11

Notes to the Financial Statements (Unaudited) (continued)

March 31, 2015

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service or Adviser with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market securities, are generally priced at the ending net asset value (NAV) provided by the service agent of the Fund. These securities are categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

12

Notes to the Financial Statements (Unaudited) (continued)

March 31, 2015

Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015:

	Valuation Inputs
Investments	Level 1 — Quoted Prices in Active Markets	Level 2 — Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange-Traded Funds	$1,799,290	$–	$–	$1,799,290
Money Market Securities	68,615	–	–	68,615
Total	$1,867,905	$–	$–	$1,867,905

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the period ended March 31, 2015.

NOTE 4 – FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of the Fund’s average net assets. For the period ended March 31, 2015, the Adviser earned a fee of $6,246 from the Fund before the reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses through January 31, 2017, so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs; taxes; acquired fund fees and expenses; fees paid pursuant to the Advisor Class Administrative Services Plan or 12b-1 Plan, and extraordinary litigation expenses) do not exceed 1.70% of the Fund’s average daily net assets. Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. For the period ended March 31, 2015, the Adviser waived fees and reimbursed expenses in the amount of $84,310, which may be subject to potential recoupment until September 30, 2018.

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, pursuant to which the Sub-Adviser manages the Fund’s portfolio and makes investment decisions. The Adviser

13

Notes to the Financial Statements (Unaudited) (continued)

March 31, 2015

oversees the Sub-Adviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administration services, including all regulatory reporting and necessary office equipment and personnel. For the period ended March 31, 2015, HASI earned fees of $11,006 for administration services provided to the Fund. At March 31, 2015, the Fund owed HASI $5,836 for administration services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period ended March 31, 2015, HASI earned fees of $16,177 from the Fund for transfer agent services. For the period ended March 31, 2015, HASI earned fees of $7,623 from the Fund for fund accounting services. At March 31, 2015, the Fund owed HASI $5,191 and $4,366 for transfer agent and fund accounting services, respectively.

Huntington National Bank (the “Custodian”) serves as custodian of the Fund’s investments. For the period ended March 31, 2015, the Custodian earned fees of $1,387 for custody services provided to the Fund. At March 31, 2015, the Fund owed the Custodian $637 for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the period ended March 31, 2015.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and the Custodian. A Trustee of the Trust is a member of management of the Custodian and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Advisor Class in connection with the promotion and distribution of Advisor Class shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the period ended March 31, 2015, the Fund accrued 12b-1 fees for the Advisor Class of $4, of which $1 was unpaid at March 31, 2015.

The Fund has adopted an Administrative Services Plan with respect to Advisor Class shares, pursuant to which the Fund pays an annual fee equal to 0.15% of the average daily net assets of Advisor shares to the Adviser to compensate financial intermediaries that provide administrative services to the Advisor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan,

14

Notes to the Financial Statements (Unaudited) (continued)

March 31, 2015

bank, trust company or broker-dealer that has entered into an agreement with the Fund of the Fund’s distributor to sell the Fund’s Advisor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Advisor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Advisor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Advisor Class shares because these fees are paid out of the Advisor Class’ assets on an on-going basis. For the period ended March 31, 2015, the Fund accrued Administrative Service fees for the Advisor Class of $3, of which $2 was unpaid at March 31, 2015.

NOTE 5 – INVESTMENTS

For the period ended March 31, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$–
Other	2,716,205
Sales
U.S. Government Obligations	$–
Other	946,417

NOTE 6 – ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At March 31, 2015, 1112 Holdings LLC owned, as record shareholder, 55.66% of the outstanding shares of the Fund. As a result 1112 Holdings LLC may be deemed to control the Fund.

NOTE 8 – FEDERAL TAX INFORMATION

At March 31, 2015, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross appreciation	$37,728
Gross depreciation	(5,553)
Net appreciation on investments	$32,175

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Notes to the Financial Statements (Unaudited) (concluded)

March 31, 2015

At March 31, 2015, the aggregate cost of securities for federal income tax purposes was $1,835,730.

NOTE 9 – SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since March 31, 2015, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

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Management Agreement Approval (Unaudited)

Spouting Rock/Convex Dynamic Global Macro Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, at its August 2014 meeting, met in-person to consider the approval of the Fund’s initial management agreement (the “Management Agreement”) with Spouting Rock Fund Management (the “Advisor”) and the Fund’s initial subadvisory agreement (the “Subadvisory Agreement”) between the Advisor and Convex Capital Management LLC (the “Subadvisor”).

The Board’s Advisory Contract Renewal Committee (the “Committee”) met in July 2014 via teleconference with representatives of the Advisor and the Subadvisor to review and discuss materials related to the Advisor and the Management Agreement and the Subadvisor and the Subadvisory Agreement. At the Board’s August 2014 meeting, the Board met in-person with representatives of the Advisor and Subadvisor, including the Advisor’s President and Chief Compliance Officer and the Subadvisor’s Managing Member (who also serves as Chief Compliance Officer of the Subadvisor and is a co-portfolio manager of the Fund) and Director of Research (who also serves as co-portfolio manager of the Fund), and conducted an interview led by the Chairman of the Audit Committee.

In connection with these meetings, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust, the Advisor or the Subadvisor, requested and evaluated all information that they deemed reasonably necessary under the circumstances in considering the Management Agreement and Subadvisory Agreement. These materials included (a) a detailed letter to the Advisor and Subadvisor requesting information that the Trustees likely would consider in evaluating the Management Agreement and Subadvisory Agreement, and the Advisor’s and Subadvisor’s respective responses; (b) a comparison of the Fund’s proposed management fees and operating expenses versus those of a peer group of funds that the Advisor believes are managed using a similar strategy that proposed to be used to manage the Fund; (c) composite performance for accounts managed by the Subadvisor using a similar investment strategy to that which it proposes to use to manage the Fund; (d) an analysis prepared by the Advisor showing its projected profitability with respect to its relationship with the Fund; (e) an analysis prepared by the Subadvisor showing its projected profitability with respect to its relationship with the Fund; (f) a spreadsheet showing pro forma expenses of the Fund at various asset levels; (g) the Subadvisor’s profit & loss statement for the year ended December 31, 2013, balance sheet as of December 31, 2013, and statement of cash flows for the year ended December 31, 2013; and (h) a form of the proposed Management Agreement, Subadvisory Agreement, and Fund expense cap agreement. In addition, as part of their review process, the Trustees requested, and the Trust’s Chief Compliance Officer presented, an oral report describing his review of the Advisor’s and the Subadvisor’s respective compliance policies and procedures.

At the Trustees’ August 2014 in-person meeting, following their review of the materials outlined above and discussions with representatives of the Advisor and Subadvisor, the Trustees approved the Management Agreement and Subadvisory Agreement. The Trustees’ approval of the Management Agreement and Subadvisory Agreement was based on a consideration of all of the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

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(a) The Nature, Extent and Quality of Services – The Trustees considered the Advisor’s and the Subadvisor’s responses regarding the resources proposed to be provided to the Fund and the adequacy of these resources in light of the desired growth of the Fund. The Trustees considered that the Advisor is part of a larger group of companies that provide investment services to family offices, institutional clients and insurance companies, and that the Advisor would be providing the Fund with the services of various professional staff, including the oversight of its Chief Compliance Officer and Chief Investment Officer. The Trustees noted that the Subadvisor would be providing the Fund with two portfolio managers, one of whom has served as the portfolio manager for a number of other mutual funds, along with the services of other professional staff. The Trustees determined that the Advisor’s and the Subadvisor’s resources appear reasonable and adequate.

(b) Performance – The Trustees considered the performance for the period from January 2013 – June 2014 of a composite of accounts managed by the Subadvisor using a substantially similar investment strategy to that proposed to be used to manage the Fund, and compared this performance to the performance of a blended benchmark, 60% of which was represented by the MSCI ACWI Index (ND) and 40% by the Barclays U.S. Aggregate Bond Index. The Trustees noted that the Subadvisor’s composite performance had outperformed this benchmark over the period.

(c) Fee Rates and Profitability – The Trustees considered that the Fund’s proposed 1.20% management fee is below the average management fee of the peer group of funds that the Advisor believes are managed using a similar strategy, though it is higher than the average management fee of the Fund’s projected Lipper Peer Group (Alt Global Macro Funds). The Trustees reviewed estimates of the Fund’s projected expense ratio at different asset levels. The Trustees observed that, based on these estimates, the net expense ratio for Institutional Class shares is projected to be higher than the average net expense ratio of the Advisor-created peer group at $25 million in Fund assets, though below the average net expense ratio of the Advisor-created peer group at $50 million in Fund assets. The Trustees noted that, at both $25 million and $50 million in Fund assets, the Fund’s net expense ratio is expected to be above the level of its projected Lipper Peer Group average. The Trustees considered the Advisor’s representation that it does not manage any other accounts in a similar manner as it proposes to manage the Fund, and thus comparisons to the fees it charges to other clients would be inappropriate. The Trustees also considered the projected fees to be paid to the Subadvisor under the terms of the Subadvisory Agreement, and considered that these fees are lower than the minimum fee the Subadvisor would charge to similarly-managed separate accounts. The Trustees noted that the subadvisory fee to be paid by the Advisor to the Subadvisor had been subject to arms-length negotiations between the Advisor and the Subadvisor, and that this fee would be paid by the Advisor and not the Fund.

The Trustees also reviewed an estimated profitability analysis prepared by the Advisor with respect to its relationship with the Fund, which showed that at $25 million in Fund assets, the Advisor would not make a profit as a result of managing the Fund. The Trustees also reviewed an estimated projected profitability analysis prepared by the Subadvisor with respect to its relationship with the Fund, which showed that at $50 million in Fund assets, the Subadvisor would realize a profit as a result of managing the Fund. The Trustees determined that this estimated profit was not excessive.

The Trustees also considered other potential benefits that the Advisor and the Subadvisor may receive in connection with their management of the Fund. These benefits may include third-party research obtained by soft dollars generated by Fund transactions. The Trustees considered the Advisor’s and the Subadvisor’s representations that the Fund would not enter soft-dollar arrangements with broker-dealers.

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(d) Economies of Scale – In determining the reasonableness of the management fee, the Trustees also considered whether economies of scale will likely be realized by the Advisor and the Subadvisor as the Fund grows larger, and the extent to which this is reflected in the management fee. The Trustees noted that, while there are no breakpoints in the Fund’s fee schedule, it would be unlikely that the Fund would grow in the near-term to a size where either the Advisor or the Subadvisor would begin to realize significant economies of scale. The Trustees determined to revisit this issue in the future as the Fund grows.

*    *    *    *    *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously agreed to approve the Management Agreement and Subadvisory Agreement on behalf of the Fund for an initial two-year term.

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OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 834-6478 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at (844) 834-6478 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Latavia M. Evans, Interim Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Spouting Rock Fund Management

100 Matsonford Road, Five Radnor Corporate Center, Suite 441

Radnor, PA 19087

SUB-ADVISER

Convex Capital Management

4200 Cantera Drive, Unit 203

Warrenville, IL 60555

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

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PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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Item 2. Code of Ethics.    NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert.    NOT APPLICABLE – disclosed with annual report

Item 4. Principal Accountant Fees and Services.    NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies.    NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.    Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.    NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies.    NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.    NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, President

Date	5/28/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, President

Date	5/28/2015

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	5/28/2015